UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

[__], 2021

Dear Fellow Stockholder:

The accompanying proxy is solicited by the board of directors of NextDecade Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on [__], 2021 at [__] Central Time. Due to concerns about the coronavirus, this year the Annual Meeting will be held via the Internet and will be a completely virtual meeting. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/NEXT, where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/NEXT prior to the deadline of [__], 2021 at [__] Central Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy form and subsequent instructions that will be delivered to you via email. For those of you who cannot attend the Annual Meeting, we urge that you participate by indicating your choices on the proxy form provided to you and completing and returning it at your earliest convenience. If you sign and return your proxy form without specifying your choices, your shares will be voted in accordance with the board of directors’ recommendations.

This booklet includes the Notice of Annual Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and the Proxy Statement and to ask questions about the Company and its operations.

Our 2020 Annual Report to Stockholders, which is not part of the Proxy Statement, provides additional information regarding our financial results for the fiscal year ended December 31, 2020. A copy of our 2020 Annual Report to Stockholders is available at www.next-decade.com or may be requested from the Company’s Secretary as described elsewhere in the Proxy Statement.

Shares of common stock, par value $0.0001 per share (the “Common Stock”), shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), represented by each valid proxy received by the Company on the form solicited by the board of directors will be voted in accordance with instructions specified on the proxy. A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Company’s Secretary an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of the Proxy Statement, the Company’s directors, officers and employees may solicit the return of proxies by mail, personal interview, or the Internet. Such directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

Your vote is important and it is important that your shares of Common Stock, shares of Series A Preferred Stock, shares of Series B Preferred Stock, and shares of Series C Preferred Stock are represented at the Annual Meeting. To ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders are requested to complete, sign, date and return the proxy cards provided to them as promptly as possible in the envelope provided, or to submit their proxies by Internet, as described in the proxy cards mailed to them.  For more information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to ensure that your shares will be represented and voted at the Annual Meeting. You may also submit your voting instructions by telephone as described in the proxy card. If you do attend the Annual Meeting, you may withdraw your proxy and vote electronically your shares at the Annual Meeting.

On behalf of the Company’s board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Matthew K. Schatzman
Matthew K. Schatzman
Chairman of the Board and Chief Executive Officer

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Notice of Annual Meeting of Stockholders

[__], 2021

Notice is hereby given that the Annual Meeting of Stockholders and any adjournments or postponements thereof (the “Annual Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on [__], 2021 at [__] Central Time. The Annual Meeting will be a virtual meeting held on the Internet at www.proxydocs.com/NEXT for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	to elect three Class A directors to serve on the Company’s board of directors for terms of three years or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal and to elect one Class C director, previously elected by the board of directors, to serve the remainder of his term as a Class C director ending in 2023 or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal;
2.

to approve the potential issuance of a number of shares of the Company's common stock greater than 19.99% of outstanding common stock that may be issued (i) upon conversion of all of the shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) issued or that may be issued under the Company's Certificate of Designations of Series C Convertible Preferred Stock, including upon the conversion of dividends paid-in-kind as shares of Series C Preferred Stock, and (ii) upon the exercise of warrants issued in connection with the Series C Preferred Stock, in compliance with Nasdaq Stock Market Rule 5635(d);

3.	to approve an amendment to the Company’s 2017 Omnibus Incentive Plan, as amended, to increase the maximum number of shares available under such plan and remove certain individual limits on shares issuable under such plan during a calendar year;
4.	to hold an advisory vote on compensation of the Company’s named executive officers;
5.	to hold an advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers;
6.	to ratify the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2021; and
7.	to transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Stockholders as of [__], 2021 are cordially invited to attend the Annual Meeting. Due to concerns about the coronavirus, this year the Annual Meeting will be held via the Internet and will be a completely virtual meeting.  To attend the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/NEXT and register prior to the deadline of [__], 2021 at [__] Central Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. You will not be able to attend the Annual Meeting in person.

To ensure that each stockholder’s vote is counted at the Annual Meeting, stockholders are requested to complete, sign, date and return the proxy cards provided to them as promptly as possible in the envelope provided, or to submit their proxies by Internet, as described in the proxy cards mailed to them. Stockholders may also submit their voting instructions by telephone as described in the proxy cards mailed to them. Stockholders attending the Annual Meeting may vote electronically at the Annual Meeting even if they have previously submitted their proxy authorization.

Only stockholders as of the close of business on [__], 2021 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten (10) days prior to the Annual Meeting. During the Annual Meeting, such list will be available for examination by the stockholders at www.proxydocs.com/NEXT.

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

[__], 2021

IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE ELECTRONICALLY AT THE ANNUAL MEETING OR TO ATTEND THE ANNUAL MEETING BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET SO THAT ALL OF YOUR SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, AND/OR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

PROXY STATEMENT

[__], 2021

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextDecade Corporation (the “Company”) for the Annual Meeting of Stockholders to be held on [__], 2021 at [__] Central Time and any postponement(s) or adjournment(s) thereof (the “Annual Meeting”). The Annual Meeting is a virtual meeting at www.proxydocs.com/NEXT. This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being sent or made available to stockholders on or about May 11, 2021.

Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The Annual Meeting will only be conducted via live webcast.

In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/NEXT prior to the deadline of [___], 2021 at [___] Central Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and you will have the ability to submit questions. Please be sure to follow instructions found on your proxy card and subsequent instructions that will be delivered to you via email.

Record Date and Voting Securities

Holders of record of common stock, par value $0.0001 per share (the “Common Stock”), holders of record of shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), holders of record of shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and holders of record of shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock” and, together with the Common Stock and the Series A Preferred Stock and the Series B Preferred Stock, the “Voting Shares”), in each case as of the close of business on [__], 2021 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. As of [__], 2021, there were [__] shares of Common Stock issued and outstanding and entitled to vote at the meeting. As of [__], 2021, there were [__] shares of Series A Preferred Stock, [__] shares of Series B Preferred Stock, and [__] shares of Series C Preferred Stock entitled to vote at the Annual Meeting. The Series A Preferred Stock, the Series B Preferred Stock, and the Series C Preferred Stock are collectively referred to herein as the “Convertible Preferred Stock.”

Holders of record of shares of Common Stock are entitled to one vote for each share of Common Stock owned by them as of the Record Date. Holders of record of shares of Convertible Preferred Stock vote on an as-converted basis with the holders of Common Stock and receive one vote for each share of Common Stock issuable upon an assumed conversion of the Convertible Preferred Stock. As of the Record Date, outstanding shares of Common Stock, outstanding shares of Series A Preferred Stock, outstanding shares of Series B Preferred Stock, and outstanding shares of Series C Preferred Stock represented an aggregate of [__]%, [__]%, [__]%, and [__]%, respectively, of the voting power of the Voting Shares.

Stockholders that are entitled to vote at the Annual Meeting may do so electronically at the Annual Meeting or by proxy submitted by mail or Internet as described on the proxy card accompanying this Proxy Statement. Stockholders may also submit their voting instructions by telephone as described on the proxy card.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

The affirmative majority of the votes cast in person or by proxy at the Annual Meeting is required for the election of directors, which means that the number of votes cast “For” a director’s election must exceed the number of votes cast “Against” such director's election.  Thus, broker non-votes and abstentions will have no effect on the election of directors.

The proposal related to the potential issuance of a number of shares of Common Stock greater than 19.99% of outstanding Common Stock that may be issued (i) upon conversion of all of the shares of Series C Preferred Stock issued or that may be issued under the Company's Certificate of Designations of Series C Convertible Preferred Stock (the “Series C Certificate of Designations”), including upon the conversion of dividends paid-in-kind as shares of Series C Preferred Stock (the “PIK Shares”), and (b) upon the exercise of the warrants (the “Series C Warrants”) issued in connection with the Series C Preferred Stock (“Proposal 2”) requires the affirmative vote of a majority of votes cast at the Annual Meeting in person or by proxy, provided, however, that the holders of the Series C Preferred Stock are not eligible to vote their shares of Series C Preferred Stock on Proposal 2.

The proposal related to the amendment of the Company’s 2017 Omnibus Incentive Plan, as amended (“Proposal 3”), the proposal regarding the advisory vote on compensation paid to the Company’s named executive officers (“Proposal 4”), the proposal regarding the frequency of future advisory votes on compensation paid to the Company’s named executive officers (“Proposal 5”), and the proposal seeking ratification of the reappointment of Grant Thornton LLP as the Company’s independent registered public accountants and auditors for 2021 (“Proposal 6”) each requires the affirmative vote of a majority of the voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions will have no effect on the outcome of Proposal 2, but will have the same effect as a vote against Proposal 3, Proposal 4, Proposal 5, and Proposal 6.  Broker non-votes will have no effect on Proposal 2, Proposal 3, Proposal 4, or Proposal 5.  The Company expects no broker non-votes on Proposal 6.

There are no cumulative voting rights in the election of directors or any other matter being voted upon and appraisal rights are not applicable to the matters being voted upon.

Attendance

Only stockholders of record or beneficial owners of Common Stock or Convertible Preferred Stock as of the Record Date may attend the Annual Meeting. Even if you plan to attend the Annual Meeting, the Company recommends that you also submit your voting instructions by proxy as described in this Proxy Statement so that your vote will be counted if you later decide not to attend the Annual Meeting.

Quorum

Except as may be otherwise required by law, the Certificate of Incorporation or the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), the holders of a majority of the Voting Shares issued and outstanding and entitled to vote and present at the Annual Meeting or represented by proxy shall constitute a quorum at a meeting of the stockholders. The person or persons whom the Company appoints to act as inspector(s) of election will determine whether a quorum exists. Voting Shares represented by properly executed and returned proxies will be treated as present. Voting Shares present or represented at the Annual Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

How Your Proxy Will be Voted on Actions to be Taken

The Board is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on matters scheduled to come before the Annual Meeting whether or not you attend the Annual Meeting.

Granting Your Proxy

If you properly execute and return a proxy in the enclosed form, your Voting Shares will be voted as you specify. If you make no specifications, your proxy representing Voting Shares will be voted:

●	“FOR” each of the proposed director nominees;
●	“FOR” approval of the potential issuance of a number of shares of Common Stock greater than 19.99% of outstanding Common Stock that may be issued (i) under the Series C Certificate of Designations, including upon the conversion of PIK Shares, and (ii) upon the exercise of the Series C Warrants;
●	“FOR” adoption of the amendment to the Company’s 2017 Omnibus Incentive Plan, as amended (the “2017 Equity Plan”);
●	“FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers;
●	to conduct future advisory votes on the compensation of the Company’s named executive officers “EVERY YEAR”; and
●	“FOR” the ratification of the reappointment of independent registered public accountants and auditors.

The Company expects no matters to be presented for action at the Annual Meeting other than the items described in this Proxy Statement. By signing and returning the proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Annual Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy

If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the Annual Meeting and vote electronically at the Annual Meeting, which would cancel any proxy that you previously submitted. If you wish to vote at the Annual Meeting but hold your Voting Shares in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Annual Meeting.

Proxy Solicitation

The Company will pay all expenses of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses. The Company may have its employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means. The Company may choose to engage a paid proxy solicitor to solicit proxies for the Annual Meeting but have not yet done so.

Stockholder Proposals

If you want to bring business before the Annual Meeting, you must deliver notice to the Company’s Corporate Secretary at NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 no later than the close of business on the tenth (10th) day following the date of this Proxy Statement in accordance with the Bylaws. The notice must comply in all respects with the Bylaws, which are available at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm (amendment to the Bylaws is available at https://www.sec.gov/Archives/edgar/data/1612720/000143774921004988/ex_231451.htm).

If you want the Company to consider including a proposal in next year’s proxy statement, you must deliver it in writing to the Corporate Secretary, NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, no later than [__].

If you want to nominate a director or present a proposal at the 2021 Annual Meeting of Stockholders in person but do not wish to have such proposal included in the Company’s proxy statement, you must submit it in writing to the Corporate Secretary, at the above address, no later than the close of business on the tenth (10th) day following the date of this Proxy Statement to be considered timely, in accordance with the specific procedural requirements set forth in the Bylaws.  If you would like to review the procedural and timing requirements relating to stockholder proposals, please contact the Corporate Secretary for a copy of the Bylaws or view them at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm (amendment to the Bylaws is available at https://www.sec.gov/Archives/edgar/data/1612720/000143774921004988/ex_231451.htm).

Pursuant to the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the designated proxies may use discretionary authority to vote with respect to stockholder proposals presented in person at the Annual Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

The Company is required to send to each stockholder of record a proxy statement and to arrange for a proxy statement to be provided to each beneficial stockholder whose Voting Shares are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold Voting Shares in multiple accounts, this process results in duplicate mailings of proxy statements to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record

If your Voting Shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

Beneficial Stockholders

If your Voting Shares are not registered in your own name, your broker, bank, trust or other nominee that holds your Voting Shares may have asked you to consent to the delivery of a single proxy statement if there are other Company stockholders who share an address with you. If you currently receive more than one proxy statement at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies

If you consent to the delivery of a single proxy statement but later decide that you would prefer to receive a separate copy of the proxy statement for each stockholder sharing your address, then please notify the Company or your nominee, as applicable, and the Company or they will promptly deliver such additional proxy statements. If you wish to receive a separate copy of the proxy statement for each stockholder sharing your address in the future, you may contact the Company by mail at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002, by telephone at (713) 574-1880 or by e-mail at corporatesecretary@next-decade.com.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Currently, the Board consists of nine members. The Certificate of Incorporation and the Bylaws provide that the Board be classified into three classes. These classes are designated as Class A directors, Class B directors and Class C directors, with members of each class holding office for staggered three-year terms. Newly created directorships or vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board is present, or by a sole remaining director. Each such director so chosen shall hold office until the Company’s next annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal in accordance with the Bylaws.

There are currently four Class A directors, two Class B directors and three Class C directors. Each of the Class C directors, except for Edward Andrew Scoggins, Jr. has a term that expires at the 2023 Annual Meeting of Stockholders or until such date that their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Bylaws.  Mr. Scoggins has a term that expires at the Annual Meeting because he was appointed by the Board on April 19, 2021 and, pursuant to the Bylaws, directors appointed to fill vacancies shall hold office until the Company’s next annual meeting of stockholders, which, in his case, is the Annual Meeting.  If Mr. Scoggins is elected by the stockholders at the Annual Meeting, Mr. Scoggins will serve the remainder of his term as a Class C director until the 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal in accordance with the Bylaws.

Director Nominees and Terms

The Board has nominated for election Matthew Schatzman, a Class A director, Taewon Jun, a Class A director, Avinash Kripalani, a Class A director, William Vrattos, a Class A director, and Edward Andrew Scoggins, Jr., a Class C director.   Each of the director nominees is currently on the Board and has indicated his willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. If elected at the Annual Meeting, (i) each of Messrs. Schatzman, Jun, Kripalani, and Vrattos will serve as a Class A director until the 2024 Annual Meeting of Stockholders, subject to the election and qualification of their successors and to their earlier death, resignation or removal in accordance with the Bylaws and (ii) Mr. Scoggins will serve as a Class C director until the 2023 Annual Meeting of Stockholders, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

See “Director Nomination Process” below for additional information on the nomination of directors.

If any nominee should be unavailable for election as a result of an unexpected occurrence, the Board’s proxies shall vote such shares for the election of such substitute nominee as the Board may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a director if elected.

The names, ages as of April 16, 2021, principal occupations, and other information highlighting the particular experience, qualifications, attributes and skills that support the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”) that each of the Class A director nominees be nominated for election at the Annual Meeting are set forth below.

Matthew K. Schatzman, 55, is the Company’s Chief Executive Officer and has served in such position since February 2018. Mr. Schatzman has served as a member of the Board since September 2017 and, in June 2019, Mr. Schatzman was appointed Chairman of the Board. From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President. Prior to joining the Company, Mr. Schatzman served as President at MKS Energy, LLC, an advisory and consulting firm focused on LNG, natural gas and crude oil markets, logistics and risk management from March 2017 until September 2017. He was previously Executive Vice President, Global Energy Marketing and Shipping at BG Group, plc (“BG Group”), a British multinational oil and gas company, from January 2012 until May 2014 and served as Senior Vice President, Energy Marketing from March 2007 until December 2011. Prior to that, he served in various roles at Dynegy Inc. (“Dynegy”), including President and Chief Executive Officer of Dynegy’s wholesale business. Mr. Schatzman is a member of the National Petroleum Council. Mr. Schatzman holds a Bachelor of Arts in Political Science from Yale University.

The Board believes Mr. Schatzman’s marketing, logistics, risk management and operational leadership experience of over 32 years with companies in the LNG, natural gas, oil and power generation industries, including BG Group and Dynegy, make him well-qualified to serve as the Company’s Chairman and Chief Executive Officer.

Taewon Jun, 43, has served as a Company director since June 2019 and was originally appointed to the Board, and is nominated for election at the Annual Meeting, pursuant to the terms of that certain Purchaser Rights Agreement, dated as of August 23, 2018 (the “2018 HGC Series A Purchaser Rights Agreement”), by and between the Company and HGC NEXT INV LLC (“HGC”). Since August 2019, Mr. Jun has served as President of Hanwha Holdings (USA), Inc., a holding company of various entities based in the United States (“Hanwha Holdings”). From April 2019 until July 2019, Mr. Jun served as Senior Vice President of Hanwha Holdings. From July 2016 until March 2019, Mr. Jun served as an Executive Director of Morgan Stanley Private Equity Asia and, from June 2012 until June 2016, he served as a Senior Director of Mergers and Acquisitions Team at Hanwha Group Management and Planning Headquarters in Seoul, South Korea, a business conglomerate with its affiliates under operation of various industries including chemicals, energy, petrochemicals, solar, aerospace, and defense as well as finance, asset management, and hotel and resorts. Mr. Jun received a Bachelor of Science in Business Administration from Korea University and a Master of Business Administration from the University of Pennsylvania.

The Board believes Mr. Jun’s leadership capabilities, financial knowledge and business acumen as well as his broad understanding of business globally provide Mr. Jun with the qualifications and skills to serve as a Company director.

Avinash Kripalani, 37, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Kripalani served as a member of the board of managers of NextDecade from April 2016 until July 2017. Mr. Kripalani is a Partner at Bardin Hill Investment Partners LP (“Bardin Hill”), where he has worked since April 2008. Prior to Bardin Hill, he was a Consultant at IBM. Mr. Kripalani earned a Bachelor of Science in Economics and a Bachelor of Science and a Master of Science in Systems and Information Engineering from the University of Virginia.

The Board believes Mr. Kripalani’s experience as a private equity principal and in other senior executive leadership roles and relevant experience in private financing and strategic planning, as well as extensive industry knowledge, provides him with the qualifications and skills necessary to serve as a Company director.

William Vrattos, 51, has served as a Company director since July 2017, as Lead Independent Director since April 2020, and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Vrattos served as a member of the board of managers of NextDecade from June 2015 until July 2017. Mr. Vrattos joined York Capital Management, L.P.  (“York”) in January 2002 and is the Co-Chief Investment Officer and a Managing Partner of York. Mr. Vrattos is a Co-Portfolio Manager of the York Credit Opportunities, York Distressed Asset, York Global Credit Income, York Insurance Dedicated, and York Tactical Energy funds and a member of York’s executive committee. Prior to joining York, he worked at Georgica Advisors LLC as a Portfolio Manager specializing in media and communications equities and distressed securities and at Morgan Stanley & Co., Inc. as an investment banker. Mr. Vrattos is currently a member of the board of directors or advisory board, as applicable and in his capacity as a York employee, of (i) all entities related to Entropy Investments, (ii) all entities incorporated pursuant to York’s partnerships with Costamare, Inc., and (iii) India 2021. In addition, Mr. Vrattos is the Chairman of the Board of Trustees of the Museum of the City of New York and a member of each of the Board of Trustees of The Buckley School, the Board of Trustees of Groton School, and the Investment Committee of the Dartmouth College Endowment. Mr. Vrattos received a Bachelor of Arts in English from Dartmouth College and a Master of Business Administration from Harvard Business School.

The Board believes Mr. Vrattos’s experience as a private equity principal and in other senior executive leadership roles with his respective firms’ investments in a wide range of industries, including valuable and relevant experience in private financing, strategic investing and restructuring, provide him with the qualifications and skills to serve as a Company director.

Edward Andrew Scoggins, Jr., 41, has served as a Company director since April 2021.  Mr. Scoggins is Founder and Managing Partner of Millennial Energy Partners (“Millennial”), an energy asset management firm, where he has worked since July 2012. Prior to founding Millennial, Mr. Scoggins led BG Group’s commercial and operations teams on upstream, midstream and liquefied natural gas (“LNG”) investments in the United States, Canada, Chile, Equatorial Guinea and Trinidad and Tobago from July 2008 to July 2012. Prior to joining BG Group, Mr. Scoggins was Strategic Planning Manager and Community and Public Relations Manager with Marathon Oil from August 2005 until July 2008.  Mr. Scoggins began his oil and gas career in 2004 with Bechtel Corporation as Project Controls Engineer residing in Equatorial Guinea, West Africa.

Mr. Scoggins served as a member of the board of directors of Ultra Petroleum Corp. from October 2018 until August 2020.  Mr. Scoggins also served as a member of the board of directors of Amplify Energy Corp., where he was Chairman of the Audit Committee, from April 2017 until its merger with Midstates Petroleum Company, Inc. in August 2019. Mr. Scoggins is a member of Vanderbilt University’s College of Arts & Sciences Campaign Cabinet and an Advisory Board member of Georgetown University’s Master of Science in Foreign Service program.

Mr. Scoggins received his Bachelor of Science in Economics and History from Vanderbilt University, where he graduated Phi Beta Kappa and magna cum laude. He earned his Master of Science in Foreign Service with a focus on international business and development from Georgetown University.

The Board believes Mr. Scoggins’s significant financial and investment expertise as well as his operation and managerial experience in the upstream oil and gas exploration and production business provide him with the qualifications and skills to serve as a Company director.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the election of directors, which means that the number of votes cast “For” a director’s election must exceed the number of votes cast “Against” such director's election.

The Board unanimously recommends that the stockholders vote “FOR” the election of each of the Class A director nominees and the Class C director nominee.

Incumbent Class B Directors

Khalifa Abdulla Al Romaithi, 42, has served as a Company director since December 2019 and was originally appointed to the Board pursuant to the terms of that certain Purchaser Rights Agreement, dated as of October 28, 2019 (the “NIC Purchaser Rights Agreement”), by and between the Company and Ninteenth Investment Company LLC (“Ninteenth”). Since May 2017, Mr. Al Romaithi has served as the Executive Director, Midstream, in the Petroleum and Petrochemicals business at Mubadala Investment Company (“Mubadala”) where he is responsible for pursuing attractive investment opportunities across the entire oil and gas infrastructure value chain with a primary focus on natural gas and crude gathering, treating, compression, processing and storage, pipeline, natural gas liquefaction and regasification. Prior to Mubadala, from June 2003 until August 2015, Mr. Al Romaithi held various senior managerial positions, including Director of Downstream Investments and Head of Portfolio Management, at the International Petroleum Investment Company. Mr. Al Romaithi serves on the board of directors of several companies including Borealis AG, Sumed, Gulf Energy Maritime PJSC, Arabtec Holding Co. PJSC, Depa United Group, and Abu Dhabi National Takaful Co.  Mr. Al Romaithi received a Bachelor of Business Administration with a major in Finance from the University of Portland.

The Board believes Mr. Al Romaithi’s extensive energy industry experience and experience overseeing investments in such industry provide him with the qualifications and skills to serve as a Company director.

Sir Frank Chapman, 67, has served as a Company director since November 2019. Since November 2011, Sir Frank has served on the board of directors of Rolls-Royce Holdings, plc. Sir Frank served as the Chairman of Golar LNG Ltd from September 2014 to September 2015. Sir Frank has spent over 40 years in the oil and gas industry, beginning his career with BP plc in 1974 before moving to Royal Dutch Shell plc in 1978 where he worked for 18 years. Sir Frank then moved to British Gas as Managing Director Exploration and Production in 1996. Sir Frank was appointed Chief Executive of BG Group in 2000 and was a member of its board of directors for over 16 years. Sir Frank retired from BG Group in June 2013. He was named in the 2011 Queen’s Birthday Honours List and knighted for services to the oil and gas industry. Sir Frank graduated with first class honors in Mechanical Engineering from Queen Mary College, London University.

The Board believes Sir Frank’s extensive leadership experience of over 40 years in the oil and gas industry make him well-qualified to serve as a Company director.

Incumbent Class C Directors

Brian Belke, 37, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 17, 2017 (the “Harmony Merger Agreement”), by and among Harmony Merger Corp., Harmony Merger Sub, LLC, York Credit Opportunities Investments Master Fund, L.P., York Multi-Strategy Master Fund, L.P., York Select Master Fund, L.P., York Global Finance 43, LLC, Valinor Management, L.P., Valinor Capital Partners SPV XXI, LLC, Halcyon Capital Management LP, Halcyon Energy, Power, and Infrastructure Capital Fund Offshore LLC, Halcyon Energy, Power, and Infrastructure Capital Holdings Offshore LLC, Halcyon Energy, Power, and Infrastructure Capital Fund LP, and NextDecade LNG, LLC (formerly NextDecade, LLC (“NextDecade”). Mr. Belke served as member of the board of managers of NextDecade from June 2015 until July 2017. Since September 2020, Mr. Belke has served as a Managing Partner of Heights Point Management, LP.  From June 2010 until June 2020, Mr. Belke was a Partner at Valinor Management L.P. (“Valinor”). Prior to Valinor, Mr. Belke was an Equity Research Associate at Fidelity Investments. He is a Chartered Financial Analyst and is a member of the CFA Institute and the New York Society of Securities Analysts. Mr. Belke earned a Bachelor of Science in Management with concentrations in Finance and Accounting, summa cum laude, from Boston College, and a Master of Business Administration from Harvard Business School, where he graduated with High Distinction as a Baker Scholar.

The Board believes Mr. Belke’s experience as a partner of an investment firm and in other senior executive leadership roles as well as his extensive industry experience and experience overseeing investments in the LNG sector provide him with the qualifications and skills to serve as a Company director.

L. Spencer Wells, 50, has served as a Company director since July 2017 and was originally appointed to the Board pursuant to the terms of the Harmony Merger Agreement. Mr. Wells has over 20 years of experience as a portfolio manager and financial analyst. Mr. Wells co-founded Drivetrain Advisors, LLC, a firm providing fiduciary services to the alternate investment community (“Drivetrain”), in December 2013, where he currently serves as a Partner. Prior to co-founding Drivetrain, Mr. Wells was employed by TPG Special Situations Partners (“TPG”) from 2010 to 2013, where he first served as Partner from September 2010 to January 2012, and then as a Senior Advisor from January 2012 to July 2013. Prior to TPG, Mr. Wells served as a Partner/Portfolio Manager for Silverpoint Capital, as a Director at the Union Bank of Switzerland and as a Vice President of Deutsche Bank AG.

Mr. Wells has served as a member of the boards of directors of (i) Advanced Emissions Solutions, Inc. since July 2014, (ii) Town Sports International Holdings, Inc. since March 2015, (iii) Vantage Drilling International since February 2016, (iv) Samson Resources II, LLC since February 2018, (v) Treehouse Real Estate Investment Trust, Inc. since January 2019, and (vi) Parker Drilling Company, Inc. since March 2019.

Mr. Wells served as a member of the boards of directors of (i) each of CertusHoldings, Inc. and CertusBank, N.A. from August 2014 to April 2016, (ii) Global Geophysical Services, LLC from February 2015 to October 2016, (iii) Syncora Holdings Ltd. from August 2015 to December 2016, (iv) Affinion Group, Inc. from November 2015 to July 2017, (v) Lily Robotics. Inc. from January 2017 to September 2017, (vi) Roust Corporation from February 2017 to December 2017, (vii) Jones Energy, Inc. from November 2018 until May 2019, and (viii) Vanguard Natural Resources from February 2019 to July 2019.

Mr. Wells received a Bachelor of Arts in Psychology from Wesleyan University and a Master of Business Administration, with honors, from Columbia Business School.

The Board believes Mr. Wells’s public company experience, financial expertise, extensive industry experience and experience overseeing investments in the LNG sector provides him with the qualifications and skills to serve as a Company director.

Corporate Governance

Role of the Board

The Board oversees the Chief Executive Officer and other senior management in the management of the Company’s business and affairs. The Company’s key governance documents, including the Company’s Second Amended and Restated Corporate Governance Guidelines (the “Corporate Governance Guidelines”), may be found on the “Corporate Governance” page under the “Investors” section of our corporate website, www.next-decade.com. The governance structure is designed to foster principled actions, effective decision-making, and appropriate monitoring of compliance and performance. The Board met 13 times during 2020.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board and the respective committees on which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2020.

Although we do not have a formal policy regarding attendance by members of the Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Mr. Schatzman was the only director who attended our last annual meeting of stockholders.

Board Leadership Structure

The Board does not have a policy requiring the combination or separation of leadership positions and the Company’s governing documents do not mandate a particular structure. This provides the Board with the flexibility to select its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. The Board recognizes that the leadership structure and the combination or separation of the Chief Executive Officer and the Chairman positions are driven by the Company’s needs at any point in time.

Currently, the Chief Executive Officer and Chairman positions are held by Mr. Schatzman. The Company also has a Lead Independent Director, William Vrattos, who was appointed by the Board as Lead Independent Director in April 2020. The Lead Independent Director has broad responsibility and authority, including to:

●	preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
●	call meetings of independent directors;
●	serve as the principal liaison between the Chairman and the independent directors;
●	approve all information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information;
●	retain outside advisors and consultants who report directly to the Board on Board-wide issues;
●	on an annual basis, review his responsibility and authority and recommend to the Board for approval any modifications or changes; and
●	perform such other duties as the Board may delegate from time to time.

The Board has determined that its current structure, with combined Chief Executive Officer and Chairman roles and a Lead Independent Director, is in the best interests of the Company and its stockholders at this time. A number of factors support a combined Chief Executive Officer and Chairman role, counterbalanced by a Lead Independent Director, including, among others:

●	the Chief Executive Officer has extensive knowledge of all aspects of the Company and its business and risks, its industry and its customers;
●	the Chief Executive Officer is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board;
●	the Board believes the Chief Executive Officer serving in both capacities allows him to more effectively execute the Company’s strategic initiatives and business plans and confront its challenges;
●	a combined Chief Executive Officer and Chairman role provides the Company with decisive and effective leadership with clearer accountability to the Company’s stockholders;
●	the combined role is both counterbalanced and enhanced by the effective oversight and independence of the Board and the leadership provided by the Lead Independent Director and committee chairs;
●

the Board believes that the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with all directors being independent except for the Chief Executive Officer, allow it to maintain effective oversight of management; and

●

in the Board’s view, splitting the Chief Executive Officer and Chairman roles could potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its stockholders.

Board Role in Risk Oversight

Risk is inherent in any business, and the Company’s management is responsible for the day-to-day management of risks that the Company faces. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the quarterly meetings of the Board, as well as certain committee meetings, in order to address any questions or concerns raised by directors on risk management and any other matters. Each quarter, or more frequently if the business requires, the Board receives presentations from senior management on business operations, financial results and strategic issues.

The Board is also assisted by committees in fulfilling its oversight responsibilities in certain areas of risk, as described further under the section below titled “Committees of the Board.”  All of the committees report back to the full Board as to the committees’ activities and matters discussed and reviewed at the committees’ meetings.

Independence of Directors

The Company adheres to the Nasdaq listing rules in determining whether a director is independent. The Board consults with its counsel to ensure that the Board’s determinations are consistent with such rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing rules define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. The Board considered the relationships that each director has with us and all other facts and circumstances the Board deemed relevant in determining his independence, including the beneficial ownership of Voting Shares owned by each director. Based upon information requested from and provided by each director concerning his background, employment, affiliations and stock ownership, the Board has determined that each of Sir Frank and Messrs. Al Romaithi, Belke, Jun, Kripalani, Scoggins, Vrattos, and Wells is independent under the Nasdaq listing rules. The Board also determined that Thanasi Skafidas, who resigned from the Board on April 16, 2021, was independent under the Nasdaq listing rules.

Mr. Schatzman is not an independent director under the Nasdaq listing rules because he currently serves as the Chief Executive Officer of the Company.

Board Observers

Pursuant to that certain Purchaser Rights Agreement between the Company and certain funds managed by BlackRock Inc. (the “Purchasers”), dated September 28, 2018, the holders of a majority of the shares of the Series B Preferred Stock that are held by BlackRock Financial Management Inc., BlackRock Inc., a Purchaser or any of their respective affiliates (collectively, the “BlackRock Parties”) have the collective right to designate in writing a representative to attend all meetings of the Board and any committee thereof in a nonvoting observer capacity (the “BlackRock Observer”). The BlackRock Observer will serve until such person is replaced by a subsequent representative designated in writing by the BlackRock Parties or until the BlackRock Parties, by notice to the Company, relinquish their collective right to designate a person to serve as the BlackRock Observer.

In July 2020, upon his resignation from the Board, Eric S. Rosenfeld was designated as a Board observer who serves at the pleasure of the Board.

Director Nomination Process

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the NCG Committee. The NCG Committee is responsible for reviewing with the Board the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the NCG Committee considers whether the candidates fulfill the criteria for directors approved by the Board. Such criteria include integrity, objectivity, independence, sound judgment, leadership, courage, and diversity of experience. While the NCG Committee does not have a formal policy concerning the diversity of the Board, the NCG Committee considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership.

The NCG Committee values the input of stockholders in identifying director candidates. Accordingly, although the NCG Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the NCG Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the NCG Committee, directors and members of management. Any such nominations should be submitted to the NCG Committee by mail in care of the Company’s Corporate Secretary, at 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 and be accompanied by information required by the Bylaws. The written recommendation should be submitted within the timeframe described in the Bylaws and under the caption “Stockholder Proposals” above and comply with other specific procedural requirements set forth in the Bylaws. If you would like to review the procedural and timing requirements relating to director nominations, please contact the Corporate Secretary for a copy of the Bylaws or view them at https://www.sec.gov/Archives/edgar/data/1612720/000121390017008018/f8k072417ex3ii_nextdecade.htm.

Committees of the Board

The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, a Finance and Risk Committee (the “F&R Committee”), and an Operations Committee.

Audit Committee

The Board has established the Audit Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s accounting and financial reporting processes and its compliance with legal and financial regulatory requirements. The Audit Committee is currently comprised of Messrs. Jun, Kripalani, and Wells, with Mr. Wells serving as Chairman. The Audit Committee operates under a written charter adopted by the Board. The Board has determined that each director currently serving on the Audit Committee qualifies as an independent director under the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. The Board has also determined that Mr. Wells qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act and possesses the requisite accounting or related financial management expertise as required under the Nasdaq listing standards. The Audit Committee met four times in 2020.

The Audit Committee, under its charter, is responsible for, among other matters:

●

reviewing and discussing with management and the independent registered public accounting firm the financial statements, notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” proposed to be included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and recommending to the Board whether such financial statements should be included in the Company’s Annual Report on Form 10-K or Form 10-Q, as applicable;

●	overseeing management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures;
●

discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●

discussing with management and the independent registered public accounting firm any significant risks or exposures and the Company’s policies and processes with respect to risk assessment and risk management;

●	monitoring the independence of the independent registered public accounting firm;
●	pre-approving all services to be performed by the Company’s independent registered public accounting firm, including the fees and material terms of the services to be performed;
●	appointing or replacing the Company’s independent registered public accounting firm;
●	determining the compensation of the Company’s independent registered public accounting firm;
●

overseeing the work of the Company’s independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting; and

●

establishing procedures for the receipt, retention and treatment of complaints receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters by or affecting the Company.

NCG Committee

The Board has established the NCG Committee to assist in fulfilling oversight responsibilities with respect to the management of the Board’s organization, membership and structure, and corporate governance. The NCG Committee is currently comprised of Sir Frank and Messrs. Al Romaithi, Vrattos, and Wells. The NCG Committee operates under a written charter adopted by the Board.

The Board has determined each director currently serving on the NCG Committee qualifies as an independent director under the Nasdaq listing rules. The NCG Committee met once in 2020.

The NCG Committee, under its charter, is responsible for, among other matters:

●	identifying, screening and recommending to the Board director candidates for election or reelection consistent with criteria approved by the Board;
●	overseeing the Company’s policies and procedures with respect to the consideration of director candidates recommended by stockholders;
●

reviewing annually the relationships between directors, the Company and members of management and recommend to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable Nasdaq rules;

●

assessing periodically the size and composition of the Board as a whole, and reviewing the Board’s leadership structure in light of the specific characteristics or circumstances of the Company and recommend any changes to the Board for approval; and

●	developing, reviewing and recommending to the Board, and recommending modifications to, the Corporate Governance Guidelines and other governance policies of the Company.

Compensation Committee

The Board has established the Compensation Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s employee compensation policies and practices and reviewing and approving incentive compensation and equity compensation policies and programs. The Compensation Committee is currently comprised of Messrs. Belke, Al Romaithi, Jun, and Kripalani, with Mr. Belke serving as Chairman. The Compensation Committee operates under a written charter adopted by the Board.

The Board has determined each director currently serving on the Compensation Committee qualifies as an independent director under the Nasdaq listing rules. The Compensation Committee met seven times in 2020.

The Compensation Committee, under its charter, is responsible for, among other matters:

●

retaining or obtaining advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the Compensation Committee and be directly responsible for the appointment, compensation and oversight of any work of such adviser retained by the Compensation Committee;

●	overseeing the overall compensation philosophy and compensation programs for the Company, its chief executive officer, president and other executive officers;
●	reviewing, approving, and recommending to the Board for approval any employment, compensation, benefit or severance agreement with any executive officer;
●

evaluating, at least annually, the performance of the Company’s chief executive officer, president and other executive officers (including the chief executive officer’s and/or president’s evaluation of other executive officers) against corporate goals and objectives including annual performance objectives and, based on such evaluation, determining, approving, and recommending to the Board for approval the compensation (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites) for the chief executive officer, president and other executive officers;

●	reviewing on a periodic basis the Company’s management compensation programs and recommending to the Board for approval any appropriate modifications or new plans, programs or policies;
●	reviewing, approving and recommending to the Board the adoption of any equity-based compensation plan for Company employees or consultants and any modification of any such plan;
●	administering the Company’s equity-based compensation plans for Company employees and consultants; and
●	reviewing the form and amount of director compensation from time to time and making recommendations thereon to the Board.

The Compensation Committee charter provides that it shall meet at least annually with the Chief Executive Officer, President, and any other officers the Compensation Committee deems appropriate to discuss and review the performance criteria and compensation elements applicable to the executive officers. In addition, the Compensation Committee may form and delegate to a subcommittee any of its responsibilities so long as such subcommittee is solely comprised of one or more members of the Compensation Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq. In addition, the Compensation Committee may, by resolution approved by a majority of the Compensation Committee, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the Compensation Committee shall approve, subject to the provisions of the Compensation Committee charter.

Furthermore, the Compensation Committee charter provides that it shall have the sole discretion to retain or obtain the advice from, oversee and terminate any compensation consultant, search or recruitment consultant, legal counsel or other adviser to the Compensation Committee and that it will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, prior to the engagement of any adviser to the Compensation Committee, the Compensation Committee will assess the independence of each such adviser, including those factors specified in the Nasdaq listing rules.

Operations Committee

The Board has established the Operations Committee to assist in fulfilling oversight responsibilities with respect to the strategy and execution of the Company’s business plans. The Operations Committee is currently comprised of Sir Frank and Messrs. Belke, Kripalani, Schatzman, and Vrattos. Other Board members have standing invitations to attend all meetings of the Operations Committee. The Operations Committee is charged, under its written charter, to assist the Board and executive management in fulfilling its responsibilities to oversee the strategy and execution of the Company’s business plans.

Finance & Risk Committee

The Board has established the F&R Committee to assist in fulfilling the oversight responsibilities with respect to the Company’s financial planning, capital structure, liquidity, financings and other capital markets transactions, and risk management strategy, policies, procedures, measurement, and mitigation efforts, including insurance programs. The F&R Committee is currently comprised of Messrs. Belke, Al Romaithi, Jun, Kripalani, and Schatzman. The F&R Committee is charged, under its written charter, to assist the Board in fulfilling its responsibilities to oversee the Company’s capital plan, capital structure and management, risks and insurance programs.

Availability of Certain Committee Charters and Other Information

The charters for the Audit Committee, the NCG Committee, Compensation Committee, the Operations Committee, and the F&R Committee, as well as the Corporate Governance Guidelines, Code of Conduct and Ethics (the “Code of Conduct”), and Whistleblower Policy can be found, free of charge, on the Corporate Governance page under the “Investors” section of the Company’s website, www.next-decade.com. The Code of Conduct is applicable to all directors, officers and employees. The Company intends to disclose any changes to, or waivers from, the provisions of the Code of Conduct that would otherwise be required to be disclosed under Item 5.05 of a Form 8-K on the Company’s website. The Company will also provide printed copies of these materials to any stockholder or other interested person upon request to NextDecade Corporation, Attention: Krysta De Lima, General Counsel and Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The information on the Company’s website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into this Proxy Statement or any other filings the Company makes with the SEC.

Anti-Hedging and Pledging Policies

Under the Company’s Insider Trading Policy all directors and employees (including the named executive officers) are prohibited from pledging stock and engaging in any transactions (such as trading in options) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Communications with the Board

Stockholders are invited to communicate to the Board or its committees by writing to NextDecade Corporation, Attention: Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002 or by electronic mail at corporatesecretary@next-decade.com. In addition, interested parties may communicate with the non-management and independent directors of the Company as a group by writing to NextDecade Corporation, Attention: Audit & Risk Committee Chairperson, c/o Corporate Secretary, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002.

In addition, stockholders, or other interested persons, wishing to communicate with the Board for anonymous complaints about accounting, internal controls and auditing issues may call EthicsPoint Inc., the Company’s third-party help-line reporting system provider, at 1‑844‑759‑0032 or submit an online report at www.next-decade.ethicspoint.com.

All communications received in accordance with these procedures will be reviewed by the Corporate Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient, such as communications unrelated to the Company’s business, advertisements or frivolous communication.

EXECUTIVE OFFICERS

The names, ages as of April 16, 2021, position and other information concerning our executive officers are set forth below.

Name	Age	Position
Matthew K. Schatzman	55	Chairman of the Board and Chief Executive Officer
Brent Wahl(1)	51	Chief Financial Officer
Krysta De Lima	52	General Counsel and Corporate Secretary

(1)	On January 18, 2021, the Board appointed Brent Wahl as the Chief Financial Officer of the Company, effective February 1, 2021. Benjamin Atkins served as the Chief Financial Officer of the Company until such date.

Matthew K. Schatzman is the Company’s Chief Executive Officer. Mr. Schatzman previously served as the Company’s President from September 2017 until June 2019. Please refer to the section titled “Proposal No. 1 – Election of Directors” for additional information with respect to Mr. Schatzman’s background and experience.

Brent Wahl, is the Company’s Chief Financial Officer and was appointed to such office in February 2021. Mr. Wahl served as the Senior Vice President, Finance, of the Company from June 2019 until his appointment as Chief Financial Officer in February 2021. Prior to joining the Company, Mr. Wahl was a Senior Managing Director and Head of Midstream Investment Banking for North America at Macquarie Group (“Macquarie”). During his nine years at Macquarie, Mr. Wahl handled advisory assignments and capital raises for companies across the energy value chain, including more than $15 billion of debt and equity in support of the construction of LNG facilities in North America. Mr. Wahl has more than 20 years of experience in the energy industry, having also worked at J.P. Morgan and Bank of America. During his career, Mr. Wahl has participated in more than $50 billion of financings and more than $100 billion of announced merger and acquisition transactions. Mr. Wahl holds a Bachelor’s Degree in Economics from the University of Western Ontario and a Master’s Degree in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Krysta De Lima is the Company’s General Counsel and Corporate Secretary and was appointed to such offices in July 2017. Ms. De Lima has served as General Counsel of NextDecade since July 2015. Ms. De Lima is responsible for all of the Company’s legal and contractual matters. From October 2013 to June 2015, Ms. De Lima worked in Bechtel’s Oil, Gas and Chemicals business unit where she advised on major global engineering, procurement and construction contracts and transactions. Previously, from September 2001 to December 2012, Ms. De Lima served first as lead counsel, then as VP Legal and then as Chief of Staff of the Trinidad Asset within BG Group where she advised on upstream, midstream and downstream projects and investments, including on the development, commissioning and oversight of BG Group’s investments in all four operating LNG trains at Atlantic LNG in Trinidad. Prior to BG Group, Ms. De Lima worked in private practice at Arthur Andersen. Ms. De Lima holds a Bachelor of Laws from Kings College London and a DESS in European Law and Maitrise in French Law from the Université of Paris I, Panthéon-Sorbonne. Ms. De Lima is qualified to practice law in New York, France, England, the British Virgin Islands and Trinidad and Tobago.

EXECUTIVE COMPENSATION

As a “smaller reporting company”, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies.”

2020 Summary Compensation Table

The following table sets forth all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Company or its subsidiaries, in U.S. dollars, to the Company’s named executive officers.

Name	Year	Salary($)(1)	Bonus(2) ($)	Stock Awards ($)		All Other Compensation ($)	Total($)
Matthew K. Schatzman	2020	581,479	—	—		—	581,479
Chairman of the Board and Chief Executive Officer	2019	617,000	358,150	495,003	(3)	—	1,470,153

Benjamin Atkins(4)	2020	290,033	77,000	—		—	367,033
Former Chief Financial Officer	2019	308,000	90,244	—			398,244

Krysta De Lima	2020	290,033	—	—		—	290,033
General Counsel and Corporate Secretary	2019	308,000	183,876	—		—	491,876

(1)

As a result of the 2019 novel coronavirus pandemic and its impact on the Company’s business and operating results, the named executive officers voluntarily offered to reduce their base salaries by ten percent effective June 1, 2020 through the end of 2020.

(2)	Annual bonuses are paid in the first quarter following the applicable year of service.

(3)

The amount noted reflects the grant date fair value, based on the closing price of Common Stock on the date of grant of $3.84 per share, of 128,907 shares of Common Stock granted to Mr. Schatzman on January 29, 2019 as Mr. Schatzman’s 2018 annual bonus payable to him. Such shares of Common Stock were fully vested upon grant and granted to Mr. Schatzman pursuant to the Schatzman Employment Agreement under the 2017 Equity Plan.

(4)	On January 18, 2021, the Board appointed Brent Wahl as the Chief Financial Officer of the Company, effective February 1, 2021. Mr. Atkins served as the Chief Financial Officer of the Company until such date. In connection with his resignation, Mr. Atkins was paid certain amounts pursuant to a Separation and Release of Claims Agreement, as described below under “Overview of Compensation for Benjamin Atkins, Former Chief Financial Officer”.

Narrative Disclosure

Overview of Compensation for Matthew K. Schatzman, Chairman of the Board and Chief Executive Officer

Mr. Schatzman has served as Chief Executive Officer of the Company since February 2018. In June 2019, Mr. Schatzman was appointed Chairman of the Board. From September 2017 until his appointment as Chairman of the Board, Mr. Schatzman served as the Company’s President. The Schatzman Employment Agreement provides for a term currently through June 30, 2022 and will be automatically extended for additional one-year periods unless and until the Company or Mr. Schatzman gives to the other written notice at least one-hundred and eighty (180) days prior to the applicable renewal date of a decision not to renew for an additional year.

Effective January 1, 2019, the Schatzman Employment Agreement was amended to reflect (i) an increase in his annual base salary to $617,000 from $550,000 and (ii) an increase in his target annual bonus to 100% from 90% of his base salary based upon the achievement of performance targets established by the Board from time to time.

The Schatzman Employment Agreement entitled him to an incentive grant of restricted shares of Common Stock. Pursuant to a restricted stock award agreement dated January 8, 2018 (the “Schatzman Award Agreement”), the Company granted Mr. Schatzman: (i) 48,450 fully vested shares of Common Stock and (ii) 1,052,492 shares of Common Stock with vesting terms set forth in the Schatzman Award Agreement (the “Restricted Incentive Stock”). Pursuant to the Schatzman Employment Agreement, (i) an aggregate of 210,498 shares of the Restricted Incentive Stock vest in three equal annual installments beginning on September 18, 2019, (ii) 52,625 shares of Restricted Incentive Stock vested upon execution by the Company of a final agreement with an engineering, procurement and construction (EPC) contractor for an LNG facility, (iii) 210,498 shares of Restricted Incentive Stock will vest upon execution of one or more binding tolling or LNG sales and purchase agreements, with customary conditions precedent, providing for an aggregate of at least 3.825 million tons per annum, and (iv) 578,871 shares of Restricted Incentive Stock will vest upon a positive Final Investment Decision for an LNG project providing for an aggregate of at least 4 million tonnes per annum, in each case subject to continued service.

The Schatzman Employment Agreement also provides that if the Company at any time terminates Mr. Schatzman’s employment without Cause (as defined in the Schatzman Employment Agreement), or if Mr. Schatzman voluntarily terminates the agreement with Good Reason (as defined in the Schatzman Employment Agreement), Mr. Schatzman will be entitled to (i) a lump sum cash payment equal to the sum of his then current base salary for a period of 12 months, (ii) a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary) and (iii) the full vesting of unvested Restricted Incentive Stock.

If the Company elects not to renew the Schatzman Employment Agreement by providing notice of non-renewal at least 180 days before the end of the then current term, Mr. Schatzman will be entitled to a lump sum cash payment equal to the sum of his then current base salary for a period of 12 months and a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs (based on an amount equal to his then applicable annual bonus target percentage multiplied by his then applicable base salary). Mr. Schatzman’s prior grant of Restricted Incentive Stock, to the extent then vested, shall remain outstanding in accordance with their terms and any unvested Restricted Incentive Stock shall lapse and be forfeited.

Additionally, upon a Change in Control (as defined in the Schatzman Employment Agreement), any unvested portion of his Restricted Incentive Stock shall immediately vest.

The Schatzman Employment Agreement also provides that Mr. Schatzman is eligible for health insurance and disability insurance and other customary employee benefits. The Schatzman Employment Agreement also contains customary non-competition and non-solicitation covenants and covenants regarding the treatment of confidential information.

Overview of Compensation for Benjamin Atkins, Former Chief Financial Officer

Mr. Atkins served as the Chief Financial Officer of the Company from July 2017 until February 2021. There was no employment agreement with Mr. Atkins and his employment was “at will.”  Mr. Atkins’s annual base salary was $308,000 and he was eligible for an annual bonus with a target of 50% of his annual base salary based upon the achievement of performance targets established by the Board from time to time and a minimum bonus payment of 25% of his base salary.  Mr. Atkins was also eligible for health insurance and disability insurance and other customary employee benefits.

In January 2021, the Company entered into a Separation and Release of Claims Agreement (the “Atkins Separation Agreement”) with Mr. Atkins. Mr. Atkins’s separation was effective February 1, 2021. Pursuant to the Atkins Separation Agreement, Mr. Atkins agreed to certain ongoing cooperation obligations and to provide certain releases and waivers as contained in such agreement. As consideration under the Atkins Separation Agreement, the Company agreed to provide Mr. Atkins compensation and benefits as follows: (i) a pro-rated share of his 2021 minimum bonus of $6,646, (ii) accelerated vesting of 25,000 shares of Mr. Atkin’s 2017 Restricted Shares, subject to a six month lock-up beginning on February 1, 2021, with the remainder of his 2017 Restricted Shares being forfeited, and (iii) a continuation of health insurance benefits up to February 28, 2021. “2017 Restricted Shares” means shares of Common Stock issuable in respect of unvested profits interests granted under the equity incentive plan previously maintained by NextDecade.

Overview of Compensation for Krysta De Lima, General Counsel and Corporate Secretary

Ms. De Lima currently serves as General Counsel and Corporate Secretary of the Company. There is no employment agreement with Ms. De Lima and her employment is “at will.”

Ms. De Lima’s annual base salary was $308,000. Ms. De Lima is eligible for an annual bonus with a target of 50% of her annual base salary based upon the achievement of performance targets established by the Board from time to time. There is no minimum threshold for any such bonus.

Ms. De Lima is eligible for health insurance and disability insurance and other customary employee benefits.

Termination and Change in Control

The Schatzman Employment Agreement provides for the payment of certain severance benefits upon termination. For additional information about the payment of certain severance benefits upon termination, including in connection with a change of control, please see the overview of compensation for the Company’s named executive officers and the footnotes to the Outstanding Equity Awards Table.

Pension/Retirement Benefits

The Company does not provide a qualified defined benefit pension plan or any non-qualified supplemental executive retirement benefits to any of its executive officers or directors. However, eligible executive officers and directors participate in a defined contribution retirement plan (the “401(k) Plan”) which allows them to contribute up to 100% of their compensation up to the maximum permitted by the Internal Revenue Code. The Company does not make matching contributions. The 401(k) Plan is sponsored and maintained by the Company.

Additional Benefit Programs

Certain officers and directors are entitled to the following benefits: parking, health insurance, life insurance and accidental death and dismemberment.

Outstanding Equity Awards at Fiscal 2020 Year-End

The following table provides information concerning outstanding equity awards as of December 31, 2020 granted to the Company’s named executive officers.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Matthew K. Schatzman	70,166	(2)	146,647	789,369	(3)	1,649,781
Benjamin Atkins(4)	—		—	480,479	(5)	1,004,201
Krysta De Lima	—		—	357,280	(6)	746,715

(1)	The market value of the unvested stock awards is based on the closing price of Common Stock on December 31, 2020 ($2.09).

(2)

Reflects the unvested portion of a restricted stock award that vests in three equal installments on the first, second and third anniversaries of September 18, 2018. See narrative discussion above regarding treatment of the award upon termination of employment.

(3)

Reflects the unvested portion of the Restricted Incentive Stock that vests as follows: (i) 210,498 shares vest upon execution of one or more binding tolling or LNG sales and purchase agreements, with customary conditions precedent, providing for an aggregate of at least 3.825 million tons of LNG per annum (the “LNG SPA Milestone”) and (ii) 578,871 shares vest upon the affirmative vote of the Board to make a final investment decision on the Company’s Rio Grande LNG project (the “FID Milestone”). Unvested portions of the Restricted Incentive Stock fully vest upon a Change of Control (as defined in the applicable award agreement), subject to Mr. Schatzman’s employment through such date. See narrative discussion above regarding treatment of the Schatzman Stock Award upon termination of employment and change in control.

(4)	On January 18, 2021, the Board appointed Brent Wahl as the Chief Financial Officer of the Company, effective February 1, 2021. Mr. Atkins served as the Chief Financial Officer of the Company until such date.

(5)

Reflects the unvested portion of an award of 2017 Restricted Shares granted to Mr. Atkins that was to vest as follows: (i) 124,863 shares vest upon the LNG SPA Milestone and (ii) 355,616 shares vest upon the FID Milestone. Such amount of shares is the maximum amount that would have vested at December 31, 2020, based on the number of shares of Common Stock, on a fully diluted basis, outstanding at December 31, 2020 had the LNG SPA Milestone and the FID Milestone had been achieved on such date.  Pursuant to the Atkins Separation Agreement, 25,000 of his 2017 Restricted Shares vested, subject to a six month lock-up beginning on February 1, 2021, and the remainder of his 2017 Restricted Shares were forfeited.

(6)

Reflects the unvested portion of an award of 2017 Restricted Shares granted to Ms. De Lima of which (i) 92,847 shares vest upon the LNG SPA Milestone and (ii) 264,433 shares vest upon the FID Milestone.  Such amount of shares is the maximum amount that would have vested at December 31, 2020, based on the number of shares of Common Stock, on a fully diluted basis, outstanding at December 31, 2020 had the LNG SPA Milestone and the FID Milestone had been achieved on such date. The actual maximum amount of shares that vest, if any, will be based on the number of shares of Common Stock, measured on a fully diluted basis, outstanding as of the vesting date.

2017 Equity Plan

On December 15, 2017, the Company’s stockholders approved the 2017 Equity Plan and the 2017 Equity Plan became effective by its terms on such date. On June 15, 2020, the Company’s stockholders approved an amendment to the 2017 Equity Plan to increase the amount of awards thereunder that can be granted to the Company’s non-employee directors in any calendar year.  On April 19, 2021, the Board approved an amendment to the 2017 Equity Plan, subject to approval by the Company’s stockholders.  The purpose of the 2017 Equity Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. Persons eligible to receive awards under the 2017 Equity Plan include our employees, non-employee members of the Board, consultants, or other personal service providers of the Company or any of its subsidiaries. Currently, the 2017 Equity Plan authorizes the issuance of up to 5,262,461 shares of Common Stock, subject to certain adjustments under the 2017 Equity Plan. Awards covering 224,657 shares of Common Stock were granted under the 2017 Equity Plan during the fiscal year 2020.

Equity Compensation Plan Information

The following provides certain aggregate information with respect to the Company’s equity compensation plans in effect as of December 31, 2020.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Security Holders	—		—		1,434,799(1)
Equity Compensation Plans Not Approved by Security Holders	837,759	(2)	—	(3)	—
Total	837,759		—		1,434,799

(1)	Consists of shares of Common Stock issuable in respect of outstanding awards granted under the 2017 Equity Plan.
(2)	Consists of 2017 Restricted Shares, which become vested based upon the achievement of certain milestones, as described under Outstanding Equity Awards at Fiscal 2020 Year-End.
(3)

The weighted average exercise price does not take into account 2017 Restricted Shares. These awards are described under Outstanding Equity Awards at Fiscal 2020 Year-End, which description is incorporated herein by reference.

DIRECTOR COMPENSATION

The following table details the compensation received by each non-employee member of the Board who has not been appointed to the Board pursuant to any agreement or arrangement with the Company (“At-large Director”) and who served during the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Total ($)
Brian Belke	55,000	(1)	60,000	(2)	115,000
Sir Frank Chapman	—		200,000	(3)	200,000
L. Spencer Wells	107,500	(4)	120,000	(5)	227,500

(1)	The amount noted consists of (i) $40,000 paid as annual retainer fees, (ii) $7,500 paid for his service as the Chairman of the Compensation Committee, and (iii) $7,500 paid for his service as Chairman of the F&R Committee, all of which were earned and paid pursuant to the Company’s director compensation policy described below.

(2)

The amount noted reflects the grant date fair value, based on the closing price of Common Stock on the date of grant of $1.55 per share, of 38,710 restricted shares of Common Stock granted to Mr. Belke on July 31, 2020, which vested in two equal installments on September 30, 2020 and December 31, 2020.

(3)	Sir Frank was granted 20,450 and 64,517 restricted shares of Common Stock on January 31, 2020 and July 31, 2020, respectively. The amount noted reflects the grant date fair values based on the closing prices of Common Stock on January 31, 2020 and July 31, 2020 of $4.89 per share and $1.55 per share, respectively. The shares granted on January 31, 2020 vested in two equal installments on March 31, 2020 and June 30, 2020. The shares granted on July 31, 2020 vested in two equal installments on September 30, 2020 and December 31, 2020.

(4)

The amount noted consists of (i) $80,000 paid as annual retainer fees, (ii) $7,500 paid as ad hoc committee fees, and (iii) $20,000 paid for his service as Chairman of the Audit Committee, all of which were earned and paid pursuant to the Company’s director compensation policy described below.

(5)

Mr. Wells was granted 12,270 and 38,710 shares of Common Stock on January 1, 2020 and July 31, 2020, respectively. The amount noted reflects the grant date fair values based on the closing prices of Common Stock on January 1, 2020 and July 31, 2020 of $4.89 per share and $1.55 per share, respectively. The shares granted on January 31, 2020 vested in two equal installments on March 31, 2020 and June 30, 2020. The shares granted on July 31, 2020 vested in two equal installments on September 30, 2020 and December 31, 2020.

Narrative Discussion

Effective October 2019, the Board following its review of an analysis of a selected group of energy and general industry companies’ director compensation programs performed by the Company’s independent compensation consultant, Meridian Compensation Partners, LLC, on the recommendation of the Compensation Committee, adopted a director compensation policy (the “Director Compensation Policy”) designed to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, highly qualified At-large Directors. Under the Director Compensation Policy, which was amended in December 2019 to modify the form and timing of consideration paid thereunder, each At-large Director is paid an annual cash retainer of $80,000 (the “Annual Board Cash Retainer”), which At-large Directors may elect to receive in the form of shares of restricted stock in lieu of cash, and an annual cash retainer of $15,000 for each standing committee of the Board of which such director serves as the chairperson, except that the chairperson of the Audit Committee is entitled to receive an annual cash retainer of $20,000. The annual cash retainers are prorated for partial years of service. In addition, under the Director Compensation Policy, each At-large Director will be granted, in one or more installments, a number of shares of Common Stock equal to $120,000 divided by the closing price of the Common Stock on Nasdaq on the date of such grant or, if such grant date was not a trading day, then the last trading day occurring prior to such grant date. The awards of shares of restricted Common Stock to be issued will be prorated based on the actual days of service on the Board and the terms and conditions of such awards, including vesting terms and transferability, will be as set forth in the Company’s standard award agreement, in the form adopted from time to time by the Board or the Compensation Committee, provided, that all such awards shall vest during the year in which they are granted. The shares of Common Stock issued under the Director Compensation Policy are issued under and subject to the 2017 Equity Plan or any successor plan. There are no per meeting attendance fees for At-large Directors for attending Board meetings. Each director of the Company, including Board observers, are entitled to receive reimbursement of all reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board. Such reimbursement is in addition to the compensation provided for the Director Compensation Policy.

The Company adopted a stock ownership policy for At-large Directors in December 2019. Pursuant to such policy, At-large Directors are expected to own a number of shares of Common Stock equal to five times the Annual Board Cash Retainer divided by the closing price of the Common Stock on Nasdaq on the date of calculation. The number of shares of Common Stock to be held by At-large Directors will be calculated on the first trading day of each calendar year based on such shares’ fair market value. Each At-large Director is expected to satisfy the stock ownership requirement within three years of the date such individual became subject to the policy or the date of any increase in the Annual Board Cash Retainer.

PROPOSAL NO. 2 – APPROVAL OF THE POTENTIAL ISSUANCE OF A NUMBER OF SHARES OF COMMON STOCK GREATER THAN 19.99%

OF OUTSTANDING COMMON STOCK UPON CONVERSION SERIES C PREFERRED STOCK AND UPON EXERCISE OF SERIES C WARRANTS

The Board is asking you to approve the potential issuance of a number of shares of Common Stock greater than 19.99% of outstanding Common Stock that may be issued (i) upon conversion of all of the shares of Series C Preferred Stock issued or that may be issued under the Series C Certificate of Designations, including upon the conversion of PIK Shares, and (ii) upon the exercise of Series C Warrants, in compliance with Nasdaq Stock Market Rule 5635(d).

Series C Preferred Stock Offerings

In March 2021, the Company entered into a Series C Convertible Preferred Stock Purchase Agreement (collectively, the “Series C Preferred Stock Purchase Agreements”) with each of (i) York and certain of its affiliates (the “York Series C Purchasers”), (ii) Bardin Hill Event-Driven Master Fund LP and HCN L.P. (the “Bardin Hill Series C Purchasers”), (iii) Avenue Energy Opportunities Fund II, L.P.  (“Avenue”), and (iv) OGCI Climate Investments Holdings LLP (“OGCI” and together with the York Series C Purchasers, the Bardin Hill Series C Purchasers, and Avenue, the “Series C Purchasers”) pursuant to which the Company sold an aggregate of 34,500 shares of Series C Preferred Stock at $1,000.00 per share for an aggregate purchase price of $34.5 million, issued the Series C Warrants and issued an additional 690 shares of Series C Preferred Stock in aggregate as origination fees to the Series C Purchasers (the “Series C Preferred Stock Offering”). The Series C Stock Purchase Agreements contain customary representations, warranties and covenants from the Company and the Series C Purchasers.

The Company may sell up to an additional 15,500 shares of Series C Preferred Stock for an aggregate purchase price of $15.5 million.

Description of the Series C Preferred Stock

The rights and designations of the Series C Preferred Stock are set forth in the Series C Certificate of Designations filed with the Delaware Secretary of State on March 17, 2021. Pursuant to the Series C Certificate of Designations, the Company is authorized to issue up to 166,364 shares of Series C Preferred Stock.  As of the Record Date, there were 35,190 shares of Series C Preferred Stock issued and outstanding.

The following summary of the material terms of the Series C Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Series C Certificate of Designations, which has been included as Appendix A to this Proxy Statement, which was also filed electronically with the SEC and can be reviewed on the SEC’s website at www.sec.gov.

Optional Conversion.  The Company has the option to convert all, but not less than all, of the Series C Preferred Stock into Common Stock at the then applicable conversion price for such shares of Series C Preferred Stock (the “Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the conversion price of the Series A Preferred Stock and the Series B Preferred Stock, in each case subject to certain terms and conditions.  In the event that the Company elects to convert the Series C Preferred Stock, the Company must also convert each series of then-issued and outstanding Parity Stock (as defined in the Series C Certificate of Designations) at the same time (if, with respect to Parity Stock issued after the Original Issue Date (as defined in the Series C Certificate of Designations) such forced conversion is permitted in accordance with the terms of and with respect to such Parity Stock).

Mandatory Conversion.  The Company must convert all of the Series C Preferred Stock into shares of Common Stock at the Conversion Price on the earlier of (i) ten (10) Business Days (as defined in the Series C Certificate of Designations) following a FID Event (as defined in the Series C Certificate of Designations) and (ii) March 17, 2031, the tenth (10th) anniversary of the date of the Series C Certificate of Designations.

Dividends.  The Series C Preferred Stock accrues dividends on the Series C Liquidation Preference (as defined in the Series C Certificate of Designations), which will be cumulative and accrue at a rate of twelve percent (12%) per annum.  The dividends will be payable quarterly in cash or in-kind, at the Company’s option.  The Series C Preferred Stock will also participate, on an as-converted basis, in any dividends paid to the holders of shares of Common Stock.  The Company currently anticipates that it will elect to pay dividends on the Series C Preferred Stock in-kind, rather than in cash.

Anti-Dilution.  The Conversion Price and the exercise price for the Series C Warrants are subject to proportional adjustment for certain transactions relating to the Company’s capital stock, including stock splits, stock dividends and similar transactions and the Conversion Price will be subject to adjustments to reflect additional issuances of Common Stock, subject to certain exceptions.

Limitation on Conversion.  Unless and until the Company has obtained stockholder approval in accordance with Nasdaq Listing Rule 5635(d) to permit the issuance of the maximum number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Series C Warrants issued in the Series C Preferred Stock Offering (the “Required Approval”), the number of shares of Common Stock that may be issued (i) under the Series C Certificate of Designations, including upon the conversion of the PIK Shares, and (ii) upon the exercise of Series C Warrants, in the aggregate, may not exceed 19.99% of the total shares of Common Stock issued and outstanding as of the effective date of the Series C Purchase Agreements (the “Maximum Amount”). The holders of Series C Preferred Stock are not entitled to vote any shares of Series C Preferred Stock for the Required Approval.

Under the Series C Certificate of Designations, the Company agreed to use commercially reasonable best efforts to obtain the Required Approval at the Annual Meeting.

Description of the Series C Warrants

The following summary of the material terms of the warrant agreements governing the Series C Warrants (the “Warrant Agreements”) does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Warrant Agreement, which has been included as Appendix B to this Proxy Statement, which was also filed electronically with the SEC and can be reviewed on the SEC’s website at www.sec.gov.

Warrants.  The Series C Warrants will represent the right to acquire in the aggregate a number of shares of Common Stock equal to approximately 49 basis points (0.49%) of all outstanding shares of Common Stock, measured on a fully diluted basis, on the exercise date for an exercise price of $0.01 per share.   The Series C Warrants have a fixed three-year term commencing on the closing date of the corresponding issuance of the Series C Preferred Stock.

Warrant Exercise.  The Series C Warrants may only be exercised by holders of Series C Warrants at the expiration of such three-year term, except that the Company can force exercise of the Series C Warrants prior to the expiration of the term if (i) the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the conversion price of the Series A Preferred Stock and the Series B Preferred Stock and (ii) the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of Parity Stock (as defined in the Series C Certificate of Designations).

Limitation on Exercise.  Unless and until the Company has obtained the Required Approval, the number of shares of Common Stock that may be issued (i) under the Series C Certificate of Designations, including upon conversion of PIK Shares, and (ii) upon the exercise of the Series C Warrants, in the aggregate, may not exceed the Maximum Amount.

Under the Warrant Agreements, the Company agreed to use commercially reasonable best efforts to obtain the Required Approval at the Annual Meeting.

Reasons for Stockholder Approval

The Common Stock is listed on the Nasdaq Capital Market under the symbol “NEXT,” and we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the Minimum Price. “Minimum Price” means a price that is the lower of (i) the Nasdaq official closing price immediately preceding the signing of the binding agreement or (ii) the average Nasdaq official closing price of common stock for the five trading days immediately preceding the signing of the binding agreement.  Given that the terms of the Series C Preferred Stock Offering includes anti-dilution adjustments for the Series C Preferred Stock, allows for dividends on the Series C Preferred Stock to be paid-in-kind so long as the Series C Preferred Stock remains outstanding, and the number of shares of Common Stock that are issuable upon exercise of the Series C Warrants is indeterminable at the time of issuance, it is possible that the Series C Preferred Stock could be deemed to have been issued at a price below the Minimum Price as of the date of the issuance of the Series C Preferred Stock.  Accordingly, unless and until the Company has obtained the Required Approval, the Company cannot issue shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Series C Warrants in excess of the Maximum Amount.   The Series C Certificate of Designations and the Warrant Agreements require the Company to submit Proposal 2 to its stockholders at the Annual Meeting.

Consequences of Not Approving Proposal 2

The failure of the Company's stockholders to approve Proposal 2 will mean that the Series C Preferred Stock and the Series C Warrants will continue to be convertible or exercisable, as applicable, into shares of Common Stock only to the extent that such conversion or exercise, as applicable, would result in the issuance, in the aggregate, of no more than the Maximum Amount.  If Proposal 2 is not approved, in the event that any conversion of Series C Preferred Stock, individually, or in the aggregate with shares of Common Stock theretofore issued (x) under the Series C Certificate of Designations and (y) upon the exercise of Series C Warrants, would result in the issuance of a number of shares of Common Stock greater than the Maximum Amount, then, upon such conversion, the Company shall pay to the converting holder cash in lieu of such number of shares of Common Stock in excess of the Maximum Amount in an amount equal to (i) the number of shares of Common Stock in excess of the Maximum Amount which would otherwise be issuable to the holder, multiplied by (ii) the VWAP (as defined in the Series C Certificate of Designations) of the Common Stock based on a trailing ten (10) trading day period, determined on a pro rata basis in respect of all converting holders and/or exercising holders of Series C Warrants in the event of the concurrent conversions of Series C Preferred Stock or exercises of Series C Warrants by multiple holders of Series C Preferred Stock and/or holders of Series C Warrants.

Vote Required for Approval

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting on Proposal 2 is required to approve the potential issuance of  Common Stock that may be issued upon conversion of all of the shares of Series C Preferred Stock issued or that may be issued under the Series C Certificate of  Designations, including upon the conversion of PIK Shares, and upon the exercise of Series C Warrants in excess of the Maximum Amount.

In accordance with the Nasdaq Listing Rules, holders of the Series C Preferred Stock are not eligible to vote their shares of Series C Preferred Stock on Proposal 2.

The Board unanimously recommends that the stockholders vote “FOR” the approval, pursuant to Nasdaq Listing Rule 5635(d), of the potential issuance of a number of shares of Common Stock greater than 19.99% of outstanding Common Stock that may be issued upon conversion of all of the shares of Series C Preferred Stock issued or that may be issued under the Series C Certificate of Designations, including upon the conversion of PIK Shares, and upon the exercise of Series C Warrants.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE 2017 EQUITY PLAN

The Board is asking you to approve an amendment to the 2017 Equity Plan (the “2017 Equity Plan Amendment”) to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan from 5,262,461 to 15,262,461 (all of which may be granted as incentive stock options) and to remove a provision limiting the number of shares of Common Stock subject to certain types of awards issued to any one participant during a calendar year (as further described below). On December 15, 2017, the Company’s stockholders approved the 2017 Equity Plan and the 2017 Equity Plan became effective by its terms on such date. On June 15, 2020, the Company’s stockholders approved an amendment to the 2017 Equity Plan to increase the amount of awards thereunder that can be granted to the Company’s non-employee directors in any calendar year.   On April 19, 2021, the Board approved the 2017 Equity Plan Amendment, subject to approval by the Company’s stockholders.  A copy of the 2017 Equity Plan Amendment has been included as Appendix C to this Proxy Statement, which was also filed electronically with the SEC and can be reviewed on the SEC’s website at www.sec.gov.

There has not been an increase to the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan since the 2017 Equity Plan was originally approved by the Company’s stockholders on December 15, 2017 and, as of April 16, 2021, 170,598 shares remain available for future issuance under the 2017 Equity Plan.  The Company believes long-term equity compensation furthers its compensation objectives of aligning the interests of its officers, directors and employees with those of its stockholders, encouraging long-term performance and rewarding award recipients for creating stockholder value.  Accordingly, the Board has approved and is asking you to approve the 2017 Equity Plan Amendment to increase the maximum number of shares of Common Stock that may be delivered pursuant to awards granted under the 2017 Equity Plan from 5,262,461 to 15,262,461 (all of which may be granted as incentive stock options).

Section 4.3 of the 2017 Equity Plan provides that, for purposes of complying with the requirements of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the total number of shares of Common Stock that may be issued for awards to any single participant other than non-employee directors during a calendar year for (i) stock options is 200,000, (ii)stock appreciation rights (“SARs”) is 200,000, (iii) restricted stock that vest in full or in part based on the attainment of performance goals (as defined in the 2017 Equity Plan) is 200,000, and (iv)restricted stock units that vest in full or in part based on the attainment of performance goals is 200,000. These limits were intended to qualify awards made under the 2017 Equity Plan as “performance-based compensation” under Section 162(m) of the Code, which would have exempted such awards from the deduction limit thereunder. However, the Tax Cuts and Jobs Act of 2017 eliminated such exemption.  Accordingly, the Board has approved and is asking you to approve the 2017 Equity Plan Amendment to eliminate Section 4.3 and reference thereto.

Key Plan Attributes

The 2017 Equity Plan contained, and after the 2017 Equity Plan Amendment will continue to contain, several features designed to protect shareholder interests and to reflect our compensation principles and practices, including:

●	Sets a fixed number of shares authorized for issuance, requiring stockholder approval for any increases;
●	No “evergreen” share provisions;
●	No granting of discounted options or SARs (except for substitute awards granted in connection with acquisitions);
●	No award repricing without stockholder approval;
●	No liberal share counting or “recycling” of shares that have been used to cover taxes or the purchase price of shares related to an award;
●	No excise tax-gross ups on change in control;
●	Broad discretion to determine the treatment of awards on a change in control; and
●	Permits clawback of benefits for bad acts during and after service.

Material Terms of the 2017 Equity Plan (including after the 2017 Equity Plan Amendment)

The material terms of the 2017 Equity Plan are summarized below. This summary of the 2017 Equity Plan is not intended to be a complete description of the 2017 Equity Plan and is qualified in its entirety by the actual text of the 2017 Equity Plan (previously filed as Appendix A to the proxy statement for the Company's 2020 annual meeting of stockholders filed on April 29, 2020).

Eligible Persons

Persons eligible to receive awards under the 2017 Equity Plan include our employees, non-employee members of the Board, consultants, or other personal service providers of the Company or any of its subsidiaries. The Administrator (as defined below) determines from time to time the participants to whom awards will be granted. As of December 31, 2020, approximately 52 employees, three At-large Directors, and seven consultants and other personal service providers of the Company and its subsidiaries were eligible to participate in the 2017 Equity Plan on the basis that, if granted awards under the 2017 Equity Plan, their interests would be further aligned with those of the Company’s stockholders.

Administration

The Board or one or more committees appointed by the Board administer the 2017 Equity Plan. For this purpose, the Board has delegated general administrative authority for the 2017 Equity Plan to the Compensation Committee.  The Compensation Committee may delegate certain limited award grant authority to one or more officers of the Company, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision). The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.” The Administrator determines the number of shares of Common Stock that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares of Common Stock or the award. Along with other authority granted to the Administrator under the 2017 Equity Plan, the Administrator may (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the 2017 Equity Plan and terms of the awards, (iv) adopt rules for the administration, interpretation and application of the 2017 Equity Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the 2017 Equity Plan or any award thereunder, (vii) make all determinations it deems advisable for the administration of the 2017 Equity Plan, (viii) decide all disputes arising in connection with the 2017 Equity Plan and to otherwise supervise the administration of the 2017 Equity Plan, (ix) subject to the terms of the 2017 Equity Plan, amend the terms of an award in any manner that is not inconsistent with the 2017 Equity Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time (including, but not limited to, upon a change of control or upon termination of service under certain circumstances, as set forth in the award agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the 2017 Equity Plan by eligible persons who are foreign nationals or employed outside of the United States.

Incentive Awards

The 2017 Equity Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, cash performance awards as well as other awards (described in the 2017 Equity Plan) that are responsive to changing developments in management compensation. The 2017 Equity Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. An option or SAR will expire no later than ten years from the date of grant. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share at least equal to the fair market value of a share of Common Stock on the date of grant (except for substitute awards granted in connection with acquisitions). An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Material U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Code, and the 2017 Equity Plan. Full payment for shares of Common Stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Administrator, or, (ii) to the extent permitted by the Administrator in its sole discretion in an award agreement or otherwise (A) in shares of Common Stock valued at the fair market value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the stock option by the number of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Administrator and set forth in the award agreement. The Administrator will, in its discretion, prescribe in an award agreement the time or times at which or the conditions upon which, a stock option or portion thereof will become vested and/or exercisable. The requirements for vesting and exercisability of a stock option may be based on the continued service of the participant with the Company or a subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a stock option are not satisfied, the award will be forfeited. Subject to the anti-dilution adjustment provisions contained in the 2017 Equity Plan, without the prior approval of the Company’s stockholders, neither the Administrator nor the Board may cancel a stock option when the exercise price per share exceeds the fair market value of one share of Common Stock in exchange for cash or another award (other than in connection with a change of control (as defined in the 2017 Equity Plan) or cause the cancellation, substitution or amendment of a stock option that would have the effect of reducing the exercise price of such a stock option previously granted under the 2017 Equity Plan or otherwise approve any modification to such a stock option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq or other principal exchange on which the Common Stock is then listed.

SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR . The base price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share of Common Stock on the date of grant (except for substitute awards granted in connection with acquisitions). SARs may be granted in connection with other awards or independently. The Administrator will in its discretion provide in an award agreement the time or times at which or the conditions upon which a SAR or portion thereof will become vested and/or exercisable. The requirements for vesting and exercisability of a SAR may be based on the continued service of a participant with the Company or a subsidiary for a specified time period (or periods)  and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a SAR are not satisfied, the award will be forfeited. Subject to the anti-dilution adjustment provisions contained in the 2017 Equity Plan, without the prior approval of the Company’s stockholders, neither the Administrator nor the Board will cancel a SAR when the base price per share exceeds the fair market value of one share of Common Stock in exchange for cash or another award (other than in connection with a change of control) or cause the cancellation, substitution or amendment of a SAR that would have the effect of reducing the base price of such a SAR previously granted under the 2017 Equity Plan or otherwise approve any modification to such SAR that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq or other principal exchange on which the Common Stock is then listed.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus. The requirements for vesting of a restricted stock award may be based on the continued service of the participant with the Company or a subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a restricted stock award are not be satisfied, the award will generally be forfeited and the shares of Common Stock subject to the award will be returned to the Company.

Restricted Stock Units. A restricted stock unit is a contractual right representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as determined by the Administrator. The value of each restricted stock unit is equal to the fair market value of a share of Common Stock on the applicable date or time period of determination, as specified by the Administrator. Restricted stock units will be subject to such restrictions and conditions as the Administrator will determine. The requirements for vesting of a restricted stock unit may be based on the continued service of the participant with the Company or a subsidiary for a specified time period (or periods) and/or on such other terms and conditions as approved by the Administrator in its discretion. If the vesting requirements of a restricted stock unit award are not satisfied, the award will be forfeited. Restricted stock units will become payable to a participant at the time or times determined by the Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. Payment of a restricted stock unit may be made, as approved by the Administrator and set forth in the award agreement, in cash or in shares of Common Stock or in a combination thereof.

Cash Performance Awards. A cash performance award means an award that is denominated by a cash amount to a participant and payable based on or conditioned upon the attainment of pre-established business and/or individual performance goals over a specified performance period. A cash performance award may be granted to any participant selected by the Administrator. The requirements for payment may be also based upon the continued service of the participant with the Company or a subsidiary during the respective performance period and on such other conditions as determined by the Administrator and set forth in the award agreement.

Authorized Shares; Limits on Awards; Lapsed Awards; Substitute Awards

The maximum number of shares of Common Stock that currently may be issued or transferred pursuant to awards under the 2017 Equity Plan equals 5,262,461 (without giving effect to the 2017 Equity Plan Amendment) subject to certain adjustments under the 2017 Equity Plan.

A total of 5,262,461 shares of our common stock have been authorized by the stockholders for issuance under the 2017 Equity Plan. A description of the remaining shares of common stock of the Company available for award under the 2017 Equity Plan is contained in the section above titled “Equity Compensation Plan Information.”  If the 2017 Equity Plan Amendment is approved by the stockholders, an additional 10,000,000 shares of Common Stock will be authorized for issuance under the 2017 Equity Plan, all of which may be granted as ISOs.  For purposes of complying with the requirements of Section 162(m) of the Code, the total number of shares of Common Stock that currently may be issued for awards to any single participant other than non-employee directors during a calendar year for (i) stock options is 200,000, (ii) SARs is 200,000, (iii) restricted stock that vest in full or in part based on the attainment of performance goals is 200,000, and (iv) restricted stock units that vest in full or in part based on the attainment of performance goals is 200,000; however, as described above, the 2017 Equity Plan Amendment, if approved by the stockholders, would remove such limits. If any outstanding award under the 2017 Equity Plan is canceled, expired, forfeited, surrendered, terminated or settled by delivery of fewer shares of common stock than the number underlying an applicable award, the shares of common stock subject to the cancelled, expired, forfeited, surrendered, terminated, or settled without payment portion of the award will be added to the maximum number of shares of Common Stock authorized under the 2017 Equity Plan. Notwithstanding the foregoing, shares of common stock that are (i) withheld from an award in payment of the exercise, base or purchase price or taxes relating to such an award, or (ii) not issued or delivered as a result of the net settlement of an outstanding stock option or SAR under the 2017 Equity Plan, as applicable, will not be available for future awards under the 2017 Equity Plan. As of April 16, 2021, the per share price of the Common Stock was $2.11. The 2017 Equity Plan provides that no non-employee director may be granted, during any calendar year, awards having a fair value (determined on the date of grant) that exceeds $300,000 when added to all cash compensation paid to the non-employee director during the same calendar year. Nothing contained in the 2017 Equity Plan will be construed to limit the right of the Administrator to grant awards under the 2017 Equity Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Administrator may grant awards under the 2017 Equity Plan to an employee or director of another corporation who becomes a participant by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person (“substitute awards”). The terms and conditions of the substitute awards may vary from the terms and conditions that would otherwise be required by the 2017 Equity Plan solely to the extent the Administrator deems necessary for such purpose. Any such substitute awards will not reduce the Share Reserve; provided, however, that such treatment is permitted by applicable law and the listing requirements of the Nasdaq or other exchange or securities market on which the Common Stock is listed.

Material U.S. Federal Income Tax Consequences

The following summary briefly describes current U.S. federal income tax consequences of rights under the 2017 Equity Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2017 Equity Plan are encouraged to consult their own professional tax advisors concerning tax aspects of rights under the 2017 Equity Plan and should be aware that tax laws may change at any time.

Stock Options. A participant to whom an incentive stock option, within the meaning of Section 422 of the Code, is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the participant upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such incentive stock option.

When the participant sells shares of Common Stock acquired through the exercise of an incentive stock option more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price, for which the Company is not entitled to a federal income tax deduction. If the participant does not hold such shares for this period, the sale will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). Subject to applicable limits of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary income. The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

A participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises a nonqualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a nonqualified stock option exercise of the shares of common stock of the Company that the participant receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the participant’s gross income, and the participant’s holding period for such shares will commence on the day after which the participant recognized taxable income in respect of such shares. Subject to applicable limits of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of nonqualified options in an amount equal to the ordinary income recognized by the participant. Any gain or loss recognized upon a subsequent sale or exchange of the shares of common stock of the Company is treated as capital gain or loss for which the Company is not entitled to a deduction.

Stock Appreciation Rights. When a stock appreciation right is granted, there are no income tax consequences for the participant or the Company. When a stock appreciation right is exercised, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise. Subject to applicable limits of the Code and regulations thereunder, the Company is entitled to a deduction equal to the compensation recognized by the participant.

Restricted Stock. Unless an election is made by the participant under Section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the Company will not be allowed a tax deduction at the time the restricted stock are granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the Company), a participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock for which the restrictions lapse, less any amount paid, and the Company will be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder.  The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant’s holding period for tax purposes will commence on the date on which the restrictions lapse.

A participant may make an election under Section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of common stock of the Company on such date, less any amount the participant paid for such common stock, and the Company will be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder. A participant making such an election will have a tax basis in the restricted stock equal to the sum of the amount the participant recognizes as ordinary income and any amount paid for such restricted stock, and the participant’s holding period for such restricted stock for tax purposes will commence on the grant date. Any future appreciation in the common stock will be taxable to the participant at capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant’s Section 83(b) election.

With respect to restricted stock upon which restrictions have lapsed, when the participant sells such shares, the participant will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options.

Restricted Stock Units. A participant to whom a restricted stock unit is granted generally will not recognize income at the time of grant. Upon delivery of shares of common stock of the Company or cash in respect of an restricted stock unit, a participant will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares of common stock for which the restrictions lapse, less any amount paid (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise), and the Company will be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the Company is not entitled to a deduction.

Stock Awards and Cash Performance Awards. With respect to cash performance awards and stock awards paid in cash or shares of common stock of the Company, participants will generally recognize ordinary income equal to the fair market value of the shares of common stock or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant and the Company will generally be allowed a corresponding tax deduction at that time, subject to applicable limits of the Code and regulations thereunder.

Each participant under the 2017 Equity Plan will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award.  Any required withholdings must be paid by participants on or prior to the payment or other event that results in taxable income with respect to an award.  The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting participants to elect to satisfy the withholding obligation by tendering shares of common stock of the Company to the Company or having the Company withhold a number of shares of common stock having a value equal to the minimum statutory tax or similar charge required to be paid or withheld.

If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on recipients of awards under the 2017 Equity Plan. All grants made under the 2017 Equity Plan are designed and intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties.  However, in the event that the Administrator determines that the awards are subject to Section 409A, the Administrator shall have the authority to take such actions and to make such changes to the 2017 Equity Plan or an award agreement as the Administrator deems necessary to comply with such requirements; provided, that no such action shall materially and adversely affect any outstanding award without the consent of the affected participant. Neither the Administrator nor the Company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of Common Stock by reason of a recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution, merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change that affects our Common Stock, the aggregate number of shares of Common Stock available under the 2017 Equity Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems necessary or appropriate. In addition, the Administrator may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Termination of or Changes to the 2017 Equity Plan

The Board may amend or terminate the 2017 Equity Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by the Board, the 2017 Equity Plan will terminate on December 15, 2027. Generally speaking, the Compensation Committee may amend outstanding awards in a manner consistent with the 2017 Equity Plan, subject, however, to the consent of the holder if the amendment materially and adversely affects such holder.

Acceleration of Awards; Possible Early Termination of Awards

Upon a change of control of the Company, unless otherwise provided in an award agreement, the Administrator is authorized, but not obligated, to make adjustments in the terms and conditions of the outstanding awards, including, among others, (i) continuing or assuming such outstanding awards, (ii) substituting such outstanding awards for awards with substantially the same terms, (iii)  accelerating the exercisability, vesting and/or payment under such outstanding awards, or (iv) cancelling all or any portion of such outstanding awards for fair value (in the form of cash, shares of Common Stock, other property or any combination thereof) as determined in the sole discretion of the Administrator.  For this purpose, a “change of control” is defined to include (i) the acquisition by certain persons that results in such persons becoming the beneficial ownership of more than 50% of the voting power of the then outstanding voting securities of the Company, (ii) certain changes in the majority of the Board, (iii) the sale of all or substantially all of the Company’s assets, and (iv) the consummation of certain reorganizations, mergers or consolidations.

Transfer Restrictions

Subject to certain exceptions, awards under the 2017 Equity Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge.

Forfeiture Events

The Administrator may specify in an award agreement at the time of the award that the participant’s rights, payments and benefits with respect to an award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, without limitation, termination of service for cause (as defined in and determined in accordance with the 2017 Equity Plan), violation of material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the participant or other conduct by the participant that is detrimental to the business or reputation of the Company. Under certain circumstances specified in the 2017 Equity Plan, any gain realized by the participant from the exercise, vesting, payment or other realization of income by the participant in connection with an award must be paid back by the participant to the Company. In addition, under certain circumstances, if a participant receives compensation pursuant to an award under the 2017 Equity Plan (whether a stock option, cash performance award or otherwise) based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the participant received and what the participant should have received based on the accounting restatement.

New Plan Benefits

The specific individuals who will be granted awards under the 2017 Equity Plan and the type and amount of such awards will be determined by the Administrator.  The number, value and type of Award to be granted to such individuals under the 2017 Equity Plan in the future is undeterminable.

Plan Benefits

For each of the individuals and groups indicated, the total number of shares of our Common Stock subject to all stock awards, including options, that have been granted (even if not currently outstanding) under the 2017 Equity Plan since inception through the record date, [__], 2021, is as follows:

Matthew Schatzman, Chairman of the Board and Chief Executive Officer	1,368,041
Krysta De Lima, General Counsel and Corporate Secretary	30,800
All current executive officers as a group	1,730,841
All current directors who are not executive officers as a group	364,647
Each nominee for election as a director	1,368,041
All current and former employees, including all current officers who are not executive officers, as a group	4,113,064

Vote Required for Approval

The affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote thereon is required to approve the 2017 Equity Plan Amendment.

The Board unanimously recommends that the stockholders vote “FOR” the amendment to increase the number of shares authorized for issuance under the 2017 Equity Plan and to remove the provision limiting the number of shares of Common Stock subject to certain types of awards issued to any one participant during a calendar year.

PROPOSAL NO. 4– ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

This Proposal 4 enables our stockholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement.

Our executive compensation program, as described in detail under the heading “Executive Compensation”, is designed to attract, motivate and retain our executive officers, who are critical to our success. Please read the “Executive Compensation” section beginning on page 13 for additional details about our executive compensation programs, including information about the fiscal 2020 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our executive compensation programs as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, objectives and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders, is hereby APPROVED.”

Although the vote on this Proposal 4 regarding the compensation of our named executive officers is not binding on the Board, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

Vote Required for Approval

The affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote on Proposal 4 is required to approve the foregoing resolution.

The Board unanimously recommends that the stockholders vote “FOR” the approval, on a non-binding, advisory basis, of the compensation paid to the Company’s named executive officers.

PROPOSAL NO. 5 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

This Proposal 5 provides stockholders with an opportunity to cast a non-binding, advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers. Under this Proposal 5, stockholders may vote in favor of holding this advisory vote every year, every two years or every three years, beginning with the 2022 Annual Meeting of Stockholders, or the stockholders may choose to abstain.

After careful consideration, the Board recommends that the advisory vote by the Company’s stockholders on compensation of the Company’s named executive officers be held every year. In formulating its recommendation, the Board believes that giving the Company’s stockholders the right to cast an annual advisory vote on the compensation of the Company’s named executive officers is good corporate governance practice and is in the best interests of the Company’s stockholders, allowing stockholders to provide frequent and direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year.

Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs and policies.

Vote Required for Approval

The option of every “every year,” “every two years” or “every three years” that receives the affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote on Proposal 5 will be the option approved by our stockholders. If none of the options receives the affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote on Proposal 5, the Board will still carefully review the voting results and take them into account in determining how often the Company should conduct an advisory vote on executive compensation.

The Board unanimously recommends that the stockholders vote “EVERY YEAR” to advise the Board as to how often the Company should conduct a stockholder advisory vote on named executive officer compensation.

PROPOSAL NO. 6 – SELECTION AND RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND AUDITORS

The Audit Committee and the Board seek stockholder ratification of the reappointment of Grant Thornton LLP (“Grant Thornton”) to act as the independent registered public accountants and auditors of our consolidated financial statements for the 2021 fiscal year. If the stockholders do not ratify the appointment of Grant Thornton, the Audit Committee will reconsider this appointment. Representatives of Grant Thornton are expected to be present at the Annual Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

Vote Required for Approval

The affirmative vote of a majority in voting power of the Voting Shares present in person or by proxy at the Annual Meeting and entitled to vote on Proposal 6 is required to ratify the selection of the independent auditors.

The Board unanimously recommends that the stockholders vote “FOR” the ratification of the reappointment of Grant Thornton as the Company’s independent registered public accountants and auditors for fiscal year 2021.

Independent Auditors and Fees

Grant Thornton was the Company’s independent registered public accounting firm for the years ended December 31, 2020 and 2019.

The following table presents fees for professional audit services rendered by Grant Thornton for the audit of the Company’s annual financial statements for the year ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit fees(1)	$220.000	$215,025
Audit-Related fees(2)	—	220,000
Total	$220,000	$435,025

(1)

Audit fees: Consist of fees billed for professional services rendered for audits of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

(2)	Audit-related fees: Consist of fees billed for professional services rendered for audits of certain Company subsidiaries’ financial statements not required by statute or regulation.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the independent auditors. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Requests for approval are generally submitted at a meeting of the Audit Committee. The Audit Committee may delegate pre-approval authority to a committee member, provided that any decisions made by such member shall be presented to the full committee at its next scheduled meeting.  The Audit Committee pre-approved all audit services provided by Grant Thornton during 2020 pursuant to this policy.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of April 14, 2021:

●	each person who is known to us to be the beneficial owner of more than 5% of our voting securities;
●	each of our directors; and
●	each of our named executive officers and all of executive officers and directors as a group.

Such table is based on information supplied by officers, directors, principal stockholders and the Company’s transfer agent, and information contained in Schedules 13D and 13G filed with the SEC.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

	Shares of Common Stock Beneficially Owned(**)		Percentage of Common Stock Beneficially Owned(%)	Owned(**) Shares of Series A Convertible Preferred Stock Beneficially Owned(**)		Percentage of Series A Convertible Preferred Stock Beneficially Owned(%)	Owned(**) Shares of Series B Convertible Preferred Stock Beneficially Owned(**)		Percentage of Series B Convertible Preferred Stock Beneficially Owned(%)	Owned(**) Shares of Series C Convertible Preferred Stock Beneficially Owned(**)		Percentage of Series C Convertible Preferred Stock Beneficially Owned(%)
Name
Executive Officers and Directors:
Matthew K. Schatzman	1,239,440	(1)	1.0%	—		—%	—		—%	—		—%
Benjamin Atkins	145,560		* %	—		—%	—		—%	—		—%
Krysta De Lima	120,447		* %	—		—%	—		—%	—		—%
Avinash Kripalani	—		—%	—		—%	—		—%	—		—%
William Vrattos	—		—%	—		—%	—		—%	—		—%
Brian Belke	90,213		* %	—		—%	—		—%	—		—%
L. Spencer Wells	132,535		* %	—		—%	—		—%	—		—%
Taewon Jun	—		—%	—		—%	—		—%	—		—%
Khalifia Abdulla Al Romaithi	—		—%	—		—%	—		—%	—		—%
Sir Frank Chapman	141,730		* %	—		—%	—		—%	—		—%
Edward Andrew Scoggins, Jr.	—		—	—		—%	—		—%	—		—%
All directors and executive officers as a group (11 persons)(2)	2,039,377		1.7%	—		—%	—		—%	—		—%
5% Stockholders:
Ninteenth Investment Company LLC	10,473,207	(3)	8.6%	—		—%	—		—%	—		—%
YCMGA Entities	54,337,479	(4)	44.5%	13,863	(5)	20.0%	6,346	(6)	9.6%	12,240	(7)	34.8%
Valinor Entities	19,551,334	(8)	16.0%	4,742	(9)	6.8%	6,344	(10)	9.6%	—		—%
Bardin Hill Entities	9,557,347	(11)	7.6%	2,278	(12)	3.3%	4,179	(13)	6.3%	2,550	(14)	7.2%
HGC NEXT INV LLC(15)	—		—%	48,594	(16)	69.9%	9,707	(16)	14.6%	—		—%
BlackRock, Inc.	1,470,611		1.2%	—		—%	39,820	(17)	60.0%	—		—%
Avenue Energy Opportunities Fund II, L.P	—		—%	—		—%	—		—%	10,200	(18)	29.0%
OGCI Climate Investments Holdings LLP	—		—%	—		—%	—		—%	10,200	(19)	29.0%

*	Indicates beneficial ownership of less than 1% of the total outstanding Common Stock.
**

“Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares of Common Stock not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of April 14, 2021 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Since the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the warrants issued together with the Series A Preferred Stock (the “Series A Warrants”), the warrants issued together with the Series B Preferred Stock (the “Series B Warrants”), and the Series C Warrants are not convertible into, or exercisable for, Common Stock within 60 days of April 14, 2021, shares of Common Stock issuable upon such conversion or exercise are not reflected as beneficially owned by the respective principal stockholders in the table above.

(1)

Includes 193,666 shares of restricted stock subject to time-based vesting requirements and 789,369 shares of restricted stock subject to performance-based vesting requirements, in each case issued under the 2017 Equity Plan.

(2)	Does not include Benjamin Atkins, the Company's former Chief Financial Officer who resigned from the Company effective February 1, 2021.

(3)

Ninteenth is a limited liability company organized under the laws of the Emirate of Abu Dhabi. Mubadala Investment Company PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, is the sole owner of Mamoura Diversified Global Holding PJSC, a public joint stock company established under the laws of the Emirate of Abu Dhabi, which owns 99% of Ninteenth.  Accordingly, Mubadala Investment Company PJSC and Mamoura Diversified Global Holding PJSC may be deemed to have shared voting and investment power over the shares held by Ninteenth. Ninteenth’s address is Al Mamoura A, P.O. Box 45005, Abu Dhabi, United Arab Emirates.

(4)

Consists of 12,628,348 shares of Common Stock held by York Credit Opportunities Investments Master Fund, L.P.; 2,522,723 shares of Common Stock held by York European Distressed Credit Fund II, L.P.; 13,567,803 shares of Common Stock held by York Multi-Strategy Master Fund, L.P.; 11,751,923 shares of Common Stock held by York Credit Opportunities Fund, L.P.; 5,705,260 shares of Common Stock held by York Capital Management, L.P.; and 8,161,422 shares of Common Stock held by York Select Strategy Master Fund L.P. (together with York Tactical Energy Fund, L.P. (“York Tactical”) and York Tactical Energy Fund PIV-AN, L.P. (“York Tactical PIV”), the “YCMGA Entities”).  York Capital Management Global Advisors, LLC (“YCMGA”) is the senior managing member of the general partner of each of the YCMGA Entities.  James G. Dinan is the chairman of, and controls, YCMGA. Each of YCMGA and James G. Dinan has voting and investment power with respect to the securities owned by each of the YCMGA Entities and may be deemed to be beneficial owners thereof. Each of YCMGA and James G. Dinan disclaims beneficial ownership of the reported securities except to the extent of their pecuniary interests therein. The business address of the YCMGA Entities is 767 Fifth Avenue, 17th Floor, New York, NY 10153.

(5)

Consists of 3,523 shares of Series A Preferred Stock held by York Credit Opportunities Investments Master Fund, L.P.; 704 shares of Series A Preferred Stock held by York European Distressed Credit Fund II, L.P.; 3,785 shares of Series A Preferred Stock held by York Multi-Strategy Master Fund, L.P.; 3,275 shares of Series A Preferred Stock held by York Credit Opportunities Fund, L.P.; and 2,576 shares of Series A Preferred Stock held by York Capital Management, L.P.  None of such shares are convertible into shares of Common Stock within 60 days of April 14, 2021.

(6)

Consists of 2,114 shares of Series B Preferred Stock held by York Tactical and 4,232 shares of Series B Preferred Stock held by York Tactical PIV (together with York Tactical, the “York Tactical Energy Funds”). None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(7)	Consists of 2,040 shares of Series C Preferred Stock held by York European Distressed Credit Fund II, L.P.; 880 shares of Series C Preferred Stock held by York Capital Management, L.P.; 1,428 shares of Series C Preferred Stock held by York Credit Opportunities Fund, L.P.; 1,632 shares of Series C Preferred Stock held by York Credit Opportunities Investment Master Fund, L.P.; 1,160 shares of Series C Preferred Stock held by York Multi-Strategy Master Fund, L.P.; 1,700 shares of Series C Preferred Stock held by York Tactical; and 3,400 shares of Series C Preferred Stock held by York Tactical PIV. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(8)

Consists of 10,904,733 shares of Common Stock held by Valinor Capital Partners Offshore Master Fund, L.P. (“Valinor Offshore Master”); 3,832,630 shares of Common Stock held by Valinor Capital Partners, L.P. (“Valinor Capital” and, together with Valinor Offshore Master, the “Valinor Purchasers”); and 4,813,971 shares of Common Stock held by VND Partners, L.P. (together with the Valinor Purchasers, the “Valinor Entities”).  Valinor serves as investment manager to each of the Valinor Entities. David Gallo is the Founder, Managing Partner, and Portfolio Manager of Valinor and is the managing member of Valinor Associates, LLC (“Valinor Associates”), which serves as general partner to Valinor Capital Partners, L.P., Valinor Capital Partners Offshore Master Fund, L.P. and VND Partners, L.P. Each of Valinor Management, Valinor Associates and David Gallo may be deemed to beneficially own the securities held by such fund and each of Valinor Management, Valinor Associates and David Gallo disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.  The business address of the Valinor Entities is 510 Madison Avenue, 25th Floor, New York, NY 10022.

(9)

Consists of 3,510 shares of Series A Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 1,232 shares of Series A Preferred Stock held by Valinor Capital Partners, L.P. None of such shares are convertible into shares of Common Stock within 60 days of April 14, 2021.

(10)

Consists of 4,698 shares of Series B Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P. and 1,646 shares of Series B Preferred Stock held by Valinor Capital Partners, L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(11)

Consists of 329,410 shares of Common Stock held by Bardin Hill Event-Driven Master Fund LP; 4,090,196 shares of Common Stock held by HCN L.P.; 647,714 shares of Common Stock held by First Series of HDML Fund I LLC (“First Series HDML” and, together with Bardin Hill Event-Driven and First Series HDM, the “Bardin Hill Series B Purchasers”); 2,641,178 shares of Common Stock held by Halcyon Mount Bonnell Fund LP (“Halcyon Mount Bonnell”); and 1,741,349 shares of Common Stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC (together with the Bardin Hill Series B Purchasers and Halcyon Mount Bonnell, the “Bardin Hill Entities”). Beneficial ownership includes 107,500 shares of Common Stock issuable upon exercise of warrants held by Bardin Hill Event-Driven Master Fund LP. Bardin Hill serves as the investment manager to each of the Bardin Hill Entities. Investment decisions of Bardin Hill are made by one or more of its portfolio managers, including Jason Dillow, Kevah Konner, John Greene and Pratik Desai, each of whom has individual decision-making authority.  Jason Dillow is the Chief Executive Officer and Chief Investment Officer of Bardin Hill. Each of Bardin Hill, HCN GP LLC (in the case of HCN LP), Bardin Hill Fund GP LLC (in the case of Bardin Hill Event-Driven Master Fund LP,  First Series of HDML Fund I LLC and Halcyon Mount Bonnell Fund LP), Jason Dillow, Kevah Konner, John Greene and Pratik Desai may be deemed to beneficially own the securities held by such Bardin Hill Entity and each of Bardin Hill, HCN GP LLC, Bardin Hill Fund GP LLC, Jason Dillow, Kevah Konner,  John Greene and Pratik Desai disclaims beneficial ownership of the reported securities, except to the extent of its or his pecuniary interest.  The business address of the Bardin Hill Entities is 299 Park Avenue, 24th Floor, New York, NY 10171.

(12)	Consists of 651 shares of Series A Preferred Stock held by First Series of HDML Fund I LLC; 206 shares of Series A Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,421 shares of Series A Preferred Stock held by HCN L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(13)	Consists of 2,537 shares of Series B Preferred Stock held by First Series of HDML Fund I LLC; 225 shares of Series B Preferred Stock held by Bardin Hill Event-Driven Master Fund LP; and 1,417 shares of Series B Preferred Stock held by HCN L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(14)	Consists of 234 shares of Series C Preferred Stock held by Bardin Hill Event-Driven Master Fund LP and 2,316 shares of Series C Preferred Stock held by HCN L.P. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(15)	HGC is a Delaware limited liability company. Haeyoung Lee is the sole Manager and the President of HGC and may be deemed to have voting and investment power over the shares held by HGC. HGC’s address is 300 Frank W. Burr Blvd., Suite 52, Teaneck, New Jersey 07666.

(16)	None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(17)	The registered holders of the referenced shares to be registered are the following funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc.: ABR PE Investments II, LP, BOPA1, L.P., Coastline Fund, L.P., Fair Lane Investment Partners, L.P., Multi-Alternative Opportunities Fund (A), L.P., Multi-Alternative Opportunities Fund (B), L.P., Investment Partners V (A), LLC and SUNROCK DISCRETIONARY CO-INVESTMENT FUND II, LLC. BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the reported securities. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of the reported securities held by such funds and accounts. The address of such funds and accounts, such investment adviser subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, New York 10055. Shares listed in the table as beneficially owned may not incorporate all shares deemed to be beneficially held by BlackRock, Inc. None of such shares are convertible into shares of Common Stock by the holder within 60 days of April 14, 2021.

(18)	Avenue Capital Management II, L.P., in its capacity as investment manager, trading advisor, and/or general partner, may be deemed the beneficial owners of the shares held by Avenue Energy Opportunities Fund II, L.P. Avenue Capital Management II GenPar, LLC is the general partner of Avenue Capital Management II, L.P. Marc Lasry is the managing member of Avenue Capital Management II GenPar, LLC. Mr. Lasry may be deemed to be the indirect beneficial owner of the securities reported by the Avenue Energy Opportunities Fund II, L.P. by reason of his ability to direct the vote and/or disposition of such securities, and his pecuniary interest in such shares (within the meaning of Rule 16a-1(a)(2) under the Exchange Act) is a fractional interest in such amount. Mr. Lasry disclaims beneficial ownership of such shares. The address of Avenue Energy Opportunities Fund II, L.P. is 11 West 42nd Street, 9th Floor, New York, NY 10036.

(19)	The registered holder of the referenced shares is OGCI. OGCI Climate Investments LLP, a limited liability partnership organized under the laws of England and Wales (“OGCI Parent”), controls OGCI by ownership of more than 99% of its equity and the ability to direct its management, including investment decisions. Pratima Rangarajan, in her capacity as CEO of OGCI and of OGCI Parent, exercises control over certain of their voting and investment decisions, including with respect to the referenced shares. Accordingly, OGCI Parent and Ms. Rangarajan may each be deemed to have shared voting and investment power over, and beneficial ownership (as defined by SEC Rule 13d–3 under the Exchange Act) of, the referenced shares held by OGCI. The address of each of OGCI, OGCI Parent and Ms. Rangarajan is 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Company directors, officers and persons owning more than ten percent (10%) of Company common stock to file reports of ownership and changes of ownership with the SEC. To our knowledge and based solely on the Company’s review of the Forms 3 and 4 and any amendments thereto and certain written representations from certain reporting persons that no other reports were required, the Company believes that directors, officers and stockholders owning more than ten percent (10%) of Company common stock complied with their Section 16(a) filing requirements applicable to them on a timely basis during the fiscal year ended December 31, 2020, except for Eric Garcia, who filed a late Form 4 with respect to the payment of a tax liability associated with the vesting of a time-based restricted stock award on January 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board adopted a written Related Person Transaction Policy in October 2017, which addresses the reporting, review and approval or ratification of transactions with related persons. Although related person transactions can involve potential or actual conflicts of interest, the Company recognizes that such transactions may occur in the normal course of business or provide an opportunity that is in the best interests of the Company. The Related Person Transaction Policy is not designed to prohibit related person transactions; rather, it is to provide for timely internal review of prospective transactions, approval or ratification of transactions and appropriate oversight and public disclosure of transactions.

Pursuant to the Related Person Transaction Policy, any transaction or arrangement or series of transactions or arrangements between the Company, any subsidiary of the Company or any other company controlled by the Company participates, whether or not the Company is a party, and a “related person” in which such person will have a material direct or indirect interest must be submitted to the disinterested members of the Board for review, approval or ratification. A “related person” means any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons.

The disinterested members of the Board will consider all relevant factors when determining whether to approve or ratify a related person transaction, including whether such transaction is in, or not inconsistent with, the best interests of the Company, and whether such transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons and whether such transaction. Specific types of transactions are excluded from the Related Person Transaction Policy, such as, for example, transactions in which the related person’s interest arises solely from his or her service as a director of, or direct or indirect ownership of less than a ten percent (10%) equity interest in, another entity that is a party to the transaction.

In addition to the Related Person Transaction Policy, the Code of Conduct requires that conflicts of interests involving persons other than directors, director nominees and executive officers must be approved by the Operations Committee.

The following is a discussion of transactions since January 1, 2019 between the Company and its executive officers, directors and stockholders owning 5% or more of the Common Stock:

Series B Preferred Stock Offerings

In May 2019, the Company entered into a Series B Convertible Preferred Stock Purchase Agreement (the “Series B Preferred Stock Purchase Agreements”) with each of (i) the York Tactical Energy Funds, (ii) the Valinor Purchasers, (iii) the Bardin Hill Series B Purchasers, and (iv) HGC (together with the York Tactical Energy Funds, the Valinor Purchasers, and the Bardin Hill Series B Purchasers, the “2019 Series B Preferred Stock Purchasers”) pursuant to which the Company sold an aggregate of 20,945 shares of Series B Preferred Stock at $1,000.00 per share for an aggregate purchase price of $20.945 million, issued the Series B Warrants and issued an additional 418 shares of Series B Preferred Stock in aggregate as origination fees to the 2019 Series B Preferred Stock Purchasers (the “2019 Series B Preferred Stock Offering”).

The terms of the Series B Warrants are set forth in warrant agreements delivered to each of the 2019 Series B Preferred Stock Purchasers. Under such warrant agreements, the Series B Warrants issued to the 2019 Series B Preferred Stock Purchasers represent the right to acquire a number of shares of Common Stock equal to approximately 30 basis points (0.30%) in the aggregate of the fully diluted shares of all outstanding shares of Common Stock on the exercise date with a strike price of $0.01 per share.  The Series B Warrants have a fixed three-year term commencing on the closing date of the 2019 Series B Preferred Stock Offering.  The Series B Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Series B Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the then applicable conversion price of the Series B Preferred Stock and the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of parity stock.

In connection with the closing of the 2019 Series B Preferred Stock Offering, the Company and the 2019 Series B Preferred Stock Purchasers entered into registration rights agreements (the “Series B Preferred Stock Registration Rights Agreements”).  Pursuant to the Series B Preferred Stock Registration Rights Agreements, the Company agreed to, among other things, file with the SEC a shelf registration statement to permit the public resale of shares of Common Stock underlying (i) the Series B Preferred Stock (including any Common Stock underlying the Series B Preferred Stock issued as payment-in-kind dividends) issued pursuant to the Series B Preferred Stock Purchase Agreements and (ii) the Series B Warrants (the securities described in clauses (i) and (ii), the “Series B Registrable Securities”).  Further, the Company agreed to keep such shelf registration statement effective until the earlier of (i) the date all such Series B Registrable Securities ceased to be Series B Registrable Securities and (ii) the date all such Series B Registrable Securities covered by such shelf registration statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act, and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.   The Company filed such shelf registration statement with the SEC on August 14, 2019 and such registration statement became effective on September 19, 2019.

Additionally, upon the closing of the 2019 Series B Preferred Stock Offering, the Company and the 2019 Series B Preferred Stock Purchasers entered into purchaser rights agreements (the “Series B Purchaser Rights Agreements”).  Pursuant to the Series B Purchaser Rights Agreements, the Company granted the 2019 Series B Preferred Stock Purchasers a right of first refusal to purchase any project-level equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity or any other instruments or forms of equity capital) issued to finance the development, construction, commissioning and/or operation of the Project.  The project-level equity rights shall be applied (i) as to a final investment decision (“FID”) on the first two liquefaction trains to be constructed as part of the Project, up to a maximum of $149.61 million, and (ii) as to a FID on the third liquefaction train to be constructed as part of the Project, up to a maximum of $59.84 million, for a combined total amount not to exceed $209.45 million. Such project-level equity rights are subject to certain transfer restrictions.  In addition, pursuant to the Series B Purchaser Rights Agreements, the Company granted the 2019 Series B Preferred Stock Purchasers the right to purchase their pro rata share of any future issuance of shares of Series C Convertible Preferred Stock of the Company issued prior to FID in accordance with the terms of the Series B Purchaser Rights Agreements.

Each 2019 Series B Preferred Stock Purchaser is a Company stockholder and, pursuant to the 2018 HGC Series A Purchaser Rights Agreement, a member of the Board was appointed by HGC and, pursuant to the Harmony Merger Agreement, three members of the Board were appointed by an affiliate of York Tactical Energy Funds, two members of the Board were appointed by the Valinor Purchasers and one member of the Board was appointed by an affiliate of the Bardin Hill Series B Purchasers.

Private Placement of Common Stock

In October 2019, the Company entered into a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) with Ninteenth, pursuant to which the Company sold an aggregate of 7,974,482 shares of Common Stock for an aggregate purchase price of $50 million (the “Common Stock Issuance”). Pursuant to the Common Stock Purchase Agreement, the Company agreed to issue to Ninteenth an additional 398,725 shares of Common Stock on each of January 1, 2021 and July 1, 2021 if (i) FID does not occur on or before each of such dates and (ii) Ninteenth has not disposed of or transferred any of the shares acquired under the Common Stock Purchase Agreement prior to each of such dates.  On January 4, 2021, pursuant to the Common Stock Purchase Agreement, the Company issued Ninteenth an additional 398,725 shares of Common Stock.

In connection with the closing of the Common Stock Issuance, the Company and Ninteenth entered into a registration rights agreement, pursuant to which the Company agreed to, among other things, file with the SEC a registration statement to permit the public resale of shares of Common Stock issued in the Common Stock Issuance, which the Company filed on December 12, 2019.

Additionally, upon the closing of the Common Stock Issuance, the Company and Ninteenth entered into the NIC Purchaser Rights Agreement.  Pursuant to the NIC Purchaser Rights Agreement, the Company granted Ninteenth the right to appoint one person to serve on the Board and a right of first refusal to purchase up to an aggregate of $116.8 million of any equity or equity-linked securities or certain debt securities issued in connection with FID in addition to any other right of first refusal to purchase such securities that Ninteenth might otherwise be entitled to on the closing of the Common Stock Issuance.

Ninteenth is a Company stockholder and, pursuant to the NIC Purchaser Rights Agreement, a member of the Board was appointed by Ninteenth.

Series C Preferred Stock Offerings

In March 2021, the Company entered into a Series C Preferred Stock Purchase Agreement with each of (i) the York Series C Purchasers and (ii) the Bardin Hill Series C Purchasers (together with the York Series C Purchasers, the “Series C Fund Purchasers”) pursuant to which the Company sold an aggregate of 14,500 shares of Series C Preferred Stock at $1,000.00 per share for an aggregate purchase price of $14.5 million, issued the Series C Warrants and issued an additional 290 shares of Series C Preferred Stock in aggregate as origination fees to the Series C Fund Purchasers.

The terms of the Series C Warrants are set forth in Warrant Agreements delivered to each of the Series C Fund Purchasers. Under such Warrant Agreements, the Series C Warrants issued to the Series C Fund Purchasers represent the right to acquire a number of shares of Common Stock equal to approximately 41 basis points (0.41%) in the aggregate of the fully diluted shares of all outstanding shares of Common Stock on the exercise date with a strike price of $0.01 per share.  The Series C Warrants have a fixed three-year term commencing on the closing date of the Series C Preferred Stock Offering.  The Series C Warrants may only be exercised by holders at the expiration of such three-year term; however, the Company can force exercise of the Series C Warrants prior to expiration of such term if the volume weighted average trading price of shares of Common Stock for each trading day during any 60 of the prior 90 trading days is equal to or greater than 175% of the then applicable conversion price of the Series A Preferred Stock and the Series B Preferred Stock and the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of parity stock.

In connection with the closing of the Series C Preferred Stock Offering, the Company and the Series C Fund Purchasers entered into registration rights agreements (the “Series C Preferred Stock Registration Rights Agreements”).  Pursuant to the Series C Preferred Stock Registration Rights Agreements, the Company agreed to, among other things, file with the SEC a shelf registration statement to permit the public resale of shares of Common Stock underlying (i) the Series C Preferred Stock (including any Common Stock underlying the Series C Preferred Stock issued as payment-in-kind dividends) issued pursuant to the Series C Preferred Stock Purchase Agreements and (ii) the Series C Warrants (the securities described in clauses (i) and (ii), the “Series C Registrable Securities”).  Further, the Company agreed to keep such shelf registration statement effective until the earlier of (i) the date all such Series C Registrable Securities ceased to be Series C Registrable Securities and (ii) the date all such Series C Registrable Securities covered by such shelf registration statement can be sold publicly without restriction or limitation under Rule 144 of the Securities Act, and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.

In keeping with its responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2020 with management and the independent auditors, both with and without management present. In addition, the Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed under applicable Public Company Accounting Oversight Board (the “PCAOB”) rules. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence, has discussed with the independent auditor all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and has satisfied itself as to the auditor’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the audited financial statements as of and for the year ended December 31, 2020, representations of management and the report of the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit Committee of the Board of Directors,

L. Spencer Wells Taewon Jun Avinash Kripalani

OTHER MATTERS

Neither the Company nor any of the persons named as proxies know of matters other than those described above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 accompanies this Proxy Statement but is not to be deemed a part of the proxy soliciting material.

WHERE YOU CAN FIND MORE INFORMATION

Stockholders may also obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC without charge by writing to the Corporate Secretary at NextDecade Corporation, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other filings with the SEC may also be accessed on the Company’s website at www.next-decade.com.

APPENDIX A

CERTIFICATE OF DESIGNATIONS

OF

SERIES C CONVERTIBLE PREFERRED STOCK

OF

NEXTDECADE CORPORATION

NEXTDECADE CORPORATION, a Delaware corporation (the “Corporation”), certifies that, pursuant to the authority contained in Article Fourth of its Second Amended and Restated Certificate of Incorporation, as amended prior to the date hereof (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the Delaware General Corporation Law (the “DGCL”), the board of directors of the Corporation duly approved and adopted on March 15, 2021 the following resolution, which resolution remains in full force and effect on the date hereof:

WHEREAS, the Certificate of Incorporation authorizes the issuance of up to 480,000,000 shares of Common Stock and up to 1,000,000 shares of preferred stock, par value $.0001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the board of directors of the Corporation, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series; and

WHEREAS, pursuant to Section 3.10 of the Amended and Restated Bylaws of the Corporation, as amended (the “Bylaws”), the board of directors of the Corporation may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation in compliance with the Bylaws and all applicable laws, rules and regulations, including, but not limited to, the rules of the exchange on which the Corporation’s common stock is listed. Any such committee, to the extent provided by law and in the resolution of the board of directors of the Corporation establishing such committee, shall have and may exercise all the powers and authority of the board of directors of the Corporation in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it and, so long as the resolutions expressly so provides, such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock; and

WHEREAS, the board of directors of the Corporation established a special committee (the “Special Committee”) upon a determination by the board of directors of the Corporation that doing so was in the best interests of the Corporation and its stockholders, and by resolutions expressly authorized the Special Committee to negotiate and recommend to the board of directors of the Corporation for approval the designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the Series C Preferred Stock defined below.

NOW, THEREFORE, BE IT RESOLVED, consistent with the recommendation of the Special Committee, that the Series C Convertible Preferred Stock be, and hereby is, created, and that the number of shares thereof, the voting powers thereof and the designations, preferences and relative, participating, optional and other special rights thereof and the qualifications, limitations and restrictions thereof be, and hereby are, as follows:

1.	General

(a)    The shares of such series are designated the Series C Convertible Preferred Stock (hereinafter referred to as the “Series C Preferred Stock”). The number of authorized shares constituting the Series C Preferred Stock shall be one hundred sixty-six thousand three hundred sixty-four (166,364) shares of Series C Preferred Stock. Subject to Section 6, that number from time to time may be increased or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by (i) further resolution duly adopted by the board of directors of the Corporation, or any duly authorized committee thereof, and (ii) the filing of amendments to the Certificate of Incorporation pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Corporation shall not have the authority to issue fractional shares of Series C Preferred Stock.

(b)    The Holders of shares of Series C Preferred Stock shall have equivalent rights, powers and preferences.

(c)    Shares of Series C Preferred Stock converted into Common Stock (as defined below) will be cancelled and will revert to authorized but unissued Preferred Stock, undesignated as to series.

(d)    In any case where any Dividend Payment Date is not a Business Day, then (notwithstanding any other provision of this Certificate of Designations) payment of dividends need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Dividend Payment Date; provided, however, that no interest will accrue on such amount of dividends for the period from and after such Dividend Payment Date, as the case may be.

(e)    The Series C Preferred Stock, with respect to payment of dividends and rights upon Liquidation (defined below), ranks: (i) senior in all respects to all Junior Stock; (ii) on a parity in all respects with all Parity Stock; and (iii) junior in all respects to all Senior Stock.

2.	Certain Defined Terms

As used in this Certificate of Designations, the following terms have the respective meanings set forth below:

(a)   “Affiliate” shall have the meaning ascribed to such term as of the date hereof in Rule 405 under the Securities Act.

(b)   “Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or the State of Texas are authorized or required by law or other governmental action to close.

(c)   “Cash Dividends” has the meaning specified in Section 3(a).

(d)   “Certificate of Designations” means this Certificate of Designations of the Series C Convertible Preferred Stock of the Corporation.

(e)   “Certificate of Incorporation” has the meaning specified in the first paragraph of this Certificate of Designations.

(f)   “Change of Control” means the occurrence of any of the following: (i) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the assets of the Corporation and its Subsidiaries; (ii) any direct or indirect transfer of the Corporation’s securities (including pursuant to any merger, consolidation, share exchange, recapitalization or reorganization of the Corporation in which the Corporation is the surviving corporation) such that after such transfer a Person or group of Persons (other than the holders of the Corporation’s capital stock immediately prior to such transfer and their respective Affiliates) would own, directly or indirectly, 50% or more of the outstanding voting stock of the Corporation; (iii) any merger, consolidation, share exchange, recapitalization or reorganization of the Corporation with or into another Person where the Corporation is not the surviving corporation; or (iv) a majority of the board of directors of the Corporation ceases to be comprised of Incumbent Directors.

(g)   “Common Stock” means common stock of the Corporation, par value $.0001 per share.

(h)   “Conversion Price” has the meaning specified in each Series C Purchase Agreement by and between the Corporation and applicable Purchaser, a copy of which shall be made available to any stockholder of the Corporation upon request to the Corporate Secretary of the Corporation, subject to adjustment in accordance with the provisions of Section 5(g).

(i)   “Conversion Ratio” means, with respect to any share of Series C Preferred Stock, an amount (subject to adjustment in accordance with the provisions of Section 5(g)) equal to the quotient of (i) the sum of (A) the Series C Issue Price, plus (B) any accrued but unpaid dividends on such share of Series C Preferred Stock as of immediately prior to the conversion thereof in accordance with Section 5, divided by (ii) the Conversion Price.

(j)   “Corporation” has the meaning specified in the first paragraph of this Certificate of Designations.

(k)   “DGCL” has the meaning specified in the first paragraph of this Certificate of Designations.

(l)   “Dividend Payment Date” means January 15, April 15, July 15 and October 15 of each year, commencing on the date stipulated in Section 3(c).

(m)  “Dividend Rate” means a rate per annum equal to 12%.

(n)  “Dividend Record Date” means, with respect to any Dividend Payment Date, the March 15, June 15, September 15 or December 15, as applicable, immediately preceding such Dividend Payment Date.

(o)  “FID Event” means (i) the issuance of the notice to proceed in accordance with the engineering, procurement and construction contract for the Terminal with all conditions precedent thereunder for the issuance of such notice to proceed having been satisfied, and (ii) the procurement of all necessary debt or equity financing arrangements to engineer, procure and construct the Terminal under said agreement, with all conditions precedent thereunder for initial draw of funds having been satisfied.

(p)  “Holder” means, with respect to shares of Series C Preferred Stock, the stockholder in whose name such Series C Preferred Stock is registered in the stock books of the Corporation.

(q)  “Incumbent Directors” means the individuals who, as of the Original Issue Date, are directors of the Corporation and any individual becoming a director subsequent to the Original Issue Date whose election, nomination for election by the Corporation’s stockholders, or appointment was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the board of directors of the Corporation occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors of the Corporation.

(r)   “Junior Stock” means the Common Stock and any other class or series of shares of capital stock of the Corporation hereafter authorized or established by the board of directors of the Corporation over which the Series C Preferred Stock has priority in the payment of dividends and in the distribution of assets upon any Liquidation.

(s)  “Liquidation” means: (A) any voluntary or involuntary liquidation, dissolution, winding up of the Corporation; or (B) a Change of Control; provided, however, that for the purposes of this definition and Section 4, the following shall not be deemed a Liquidation: (i) a consolidation of the Corporation with a Subsidiary, so long as the ownership of the Corporation remains substantially the same immediately following such consolidation; (ii) a merger effected to change the jurisdiction of incorporation of the Corporation so long as the ownership of the Corporation remains substantially the same immediately the merger; or (iii) a public or private equity offering by the Corporation that does not result in a Change of Control.

(t)   “Mandatory Conversion Date” has the meaning specified in Section 5(b)(i).

(u)  “NASDAQ” means any of the national securities exchanges owned or operated by NASDAQ, Inc.

(v)  “Optional Conversion Date” has the meaning specified in Section 5(a)(ii).

(w)  “Original Issue Date” means the date of this Certificate of Designations.

(x)   “Parity Stock” means any class or series of shares of the Corporation that have pari passu priority with the Series C Preferred Stock in the payment of dividends or in the distribution of assets upon any Liquidation (including, for the avoidance of doubt, the Series A Preferred Stock and the Series B Preferred Stock).

(y)   “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity.

(z)   “PIK Dividend” has the meaning specified in Section 3(b).

(aa)   “PIK Dividend Amount” has the meaning specified in Section 3(b).

(bb)   “PIK Share” has the meaning specified in Section 3(b).

(cc)   “Preferred Holder” has the meaning specified in Section 4(a).

(dd)   “Preferred Stock” has the meaning specified in the recitals to this Certificate of Designations.

(ee)   “Purchasers” means the purchasers of Series C Preferred Stock pursuant to the Series C Purchase Agreements and their respective successors and permitted assigns.

(ff)   “Required Approval” means such approval of the Corporation’s stockholders as is necessary under the rules and regulations of NASDAQ (including NASDAQ Rule 5635(d)) to permit the issuance of the maximum number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the warrants issued in connection therewith.

(gg)  “Quarter” means the three-month period ending on each of March 31, June 30, September 30 and December 31 of each year, provided that, with respect to the first period following the Original Issue Date, such Quarter shall be deemed to include solely the portion of such period after the Original Issue Date.

(hh)  “Quarterly Dividends” has the meaning specified in Section 3(b).

(ii)   “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(jj)     “Senior Stock” means each class of capital stock or series of preferred stock established after the Original Issue Date by the board of directors of the Corporation, the terms of which expressly provide that such class or series will rank senior to the Series C Preferred Stock as to payment of dividends or in the distribution of assets upon any Liquidation.

(kk)   “Series A Preferred Stock” means the Series A Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

(ll)   “Series B Preferred Stock” means the Series B Convertible Preferred Stock, par value $.0001 per share, of the Corporation.

(mm)   “Series C Issue Price” means an amount per share of Series C Preferred Stock equal to $1,000.00.

(nn)   “Series C Liquidation Preference” means, with respect to each share of Series C Preferred Stock outstanding as of immediately prior to any Liquidation, an amount equal to the greater of (i) an amount equal to the sum of (A) the Series C Issue Price, plus (B) any accrued but unpaid dividends on such share of Series C Preferred Stock as of immediately prior to such Liquidation in accordance with Section 3, and (ii) the amount that would be distributable pursuant to such Liquidation in respect of the shares of Common Stock into which such share of Series C Preferred Stock would be converted pursuant to Section 5 (without regard to any of the limitations on convertibility contained therein and plus any payment in respect of any fractional interest pursuant to Section 5(c)) if all outstanding shares of the Corporation’s Series C Preferred Stock were converted into shares of Common Stock as of immediately prior to such Liquidation.

(oo)   “Series C Preferred Stock” has the meaning specified in Section 1(a).

(pp)   “Series C Purchase Agreement” means each of those certain Series C Convertible Preferred Stock Purchase Agreements by and between the Corporation and each of the Purchasers for the purchase of Series C Preferred Stock governed by this Certificate of Designations.

(qq)   “Special Committee” has the meaning specified in the first paragraph of this Certificate of Designations.

(rr)   “Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

(ss)   “Terminal” means two or more liquefaction trains at the Rio Grande LNG terminal facility at the Port of Brownsville in southern Texas.

(tt)   “Trading Day” means a day during which trading in securities generally occurs on NASDAQ or, if the Common Stock is not listed on NASDAQ, on the New York Stock Exchange or, if the Common Stock is not listed on NASDAQ or the New York Stock Exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, “Trading Day” means a Business Day.

(uu)   “Transfer Agent” means Continental Stock Transfer & Trust Company, acting as the Corporation’s duly appointed transfer agent, registrar, conversion agent, dividend disbursing agent and paying agent for any securities of the Corporation, and its successors and assigns, or any other Person appointed to serve as transfer agent, registrar, conversion agent, dividend disbursing agent or paying agent by the Corporation.

(vv)     “VWAP” means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg page “NEXT:US <equity>” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant trading day until the close of trading on such trading day.

3.	Dividends

(a)    Dividends will, with respect to each share of Series C Preferred Stock, accrue on the Series C Issue Price at the Dividend Rate for each Quarter for the portion of such Quarter for which such share is outstanding, to and including the last day of such Quarter. Dividends on the Series C Preferred Stock will accrue on a daily basis (at the Dividend Rate assuming a 365-day year), whether or not declared. Subject to the rights of holders of any Senior Stock, Holders will be entitled to receive, prior to any distributions made in respect of any Junior Stock in respect of the same Quarter, out of funds legally available for payment, cash dividends (“Cash Dividends”) on the Series C Issue Price at the Dividend Rate on each Dividend Payment Date in arrears in respect of the Quarter ending immediately prior to such Dividend Payment Date, provided that such Cash Dividends will be payable only when, as and if declared by the board of directors of the Corporation, and with respect to any Quarter, no Cash Dividend will be declared or payable to any holder of Junior Stock or Parity Stock unless a Cash Dividend is declared or paid to Holders of Series C Preferred Stock in such Quarter.

(b)    Notwithstanding anything to the contrary in Section 3(a), if, at the election of the board of directors of the Corporation, the Corporation does not declare and pay all or any portion of a Cash Dividend payable on any Dividend Payment Date in accordance with Section 3(a) (with respect to each share of Series C Preferred Stock, the unpaid portion of such Cash Dividend, the “PIK Dividend Amount”), then the Corporation will deliver to each Holder of shares of Series C Preferred Stock, on such Dividend Payment Date, a number of shares of Series C Preferred Stock (each, a “PIK Share”) equal to the quotient of (i) the PIK Dividend Amount payable in respect of the shares of Series C Preferred Stock held by such Holder, divided by (ii) the Series C Issue Price (such dividend, a “PIK Dividend” and together with Cash Dividends, “Quarterly Dividends”). Any PIK Dividend declared and paid in accordance with this Section 3(b) will reduce, on a dollar-for-dollar basis, the amount of Cash Dividends otherwise required to be paid under Section 3(a) with respect to any Quarter. No fractional shares of Series C Preferred Stock shall be issued to any Holder pursuant to this Section 3(b) (after taking into account all shares of Series C Preferred Stock held by such Holder) and in lieu of any such fractional share, the Corporation shall pay to such Holder, at the Corporation’s option, either (1) an amount in cash equal to the applicable fraction of a share of Series C Preferred Stock multiplied by the Series C Liquidation Preference per share of Series C Preferred Stock or (2) one additional whole share of Series C Preferred Stock. Each share of Series C Preferred Stock paid as a PIK Dividend under this Section 3(b) shall have a deemed value equal to the Series C Issue Price. Notwithstanding anything to the contrary in this Section 3(b), the Corporation shall not declare or pay a Cash Dividend to any holder of shares of Junior Stock or Parity Stock in any Quarter if, during such Quarter, the Corporation declares or pays a PIK Dividend to any Holder of Series C Preferred Stock.

(c)    Quarterly Dividends will be payable in arrears on each Dividend Payment Date (commencing on the first Dividend Payment Date occurring at least forty-five (45) days after the Original Issue Date) for the Quarter ending immediately prior to such Dividend Payment Date, to the Holders of Series C Preferred Stock as they appear on the Corporation’s stock register at the close of business on the relevant Dividend Record Date. Notwithstanding the foregoing, the Corporation will not be required to pay Cash Dividends on the Series C Preferred Stock to the extent prohibited by any indebtedness of the Corporation or to pay any Quarterly Dividend on the Series C Preferred Stock to the extent not consistent with applicable law, but in such case, such unpaid amounts will be cumulative and will compound Quarterly on each Dividend Payment Date in arrears.

(d)    Subject to this Section 3, dividends (payable in cash, securities or other property) as may be determined by the board of directors of the Corporation may be declared and paid on any of the Corporation’s securities, including the Common Stock, from time to time out of funds legally available for such payment, provided, that in the event that the Corporation declares or pays any dividends upon the Common Stock, other than non-cash dividends that give rise to an adjustment to the Conversion Price pursuant to Section 5(g), the Corporation shall also declare and pay to the Holders of the Series C Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series C Preferred Stock had all of the outstanding Series C Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

(e)    The Corporation covenants that, so long as any shares of Series C Preferred Stock remain outstanding:

(i)    the Corporation will, from time to time, take all steps necessary to increase the authorized number of shares of its Preferred Stock or Series C Preferred Stock, as applicable, if at any time the authorized number of shares of Preferred Stock or Series C Preferred Stock remaining unissued would otherwise be insufficient to allow delivery of all PIK Shares deliverable as of the next applicable Dividend Payment Date, assuming that the Quarterly Dividends then payable would be paid in their entirety as PIK Dividends; and

(ii)    all PIK Shares will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws and under the Series C Purchase Agreement) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof).

4.	Liquidation

(a)    In the event of any Liquidation, subject to the rights of holders of any Senior Stock and before any distribution is made to holders of shares of Junior Stock, the Holders of the Series C Preferred Stock and Parity Stock (the “Preferred Holders”) will be entitled to receive in respect of each share of Series C Preferred Stock and Parity Stock held by such Preferred Holder as of immediately prior to such Liquidation, from the assets of the Corporation, or proceeds thereof, distributable among the holders of the Corporation’s then-outstanding shares of capital stock, an amount equal to their respective Series C Liquidation Preference or liquidation preference applicable to such share of Parity Stock, as the case may be. If, upon such Liquidation, the assets of the Corporation, or proceeds thereof, are insufficient to pay the full Series C Liquidation Preference and/or liquidation preference applicable to such share of Parity Stock, as the case may be, of each Preferred Holder, then all such assets and proceeds of the Corporation so distributable will be distributed ratably in respect of the then-outstanding shares of Series C Preferred Stock and Parity Stock, in proportion to their respective Series C Liquidation Preferences for the Series C Preferred Stock or liquidation preferences, as applicable.

(b)    Notice of any Liquidation will be given by mail, postage prepaid, not less than thirty (30) days prior to the distribution or payment date stated therein, to each Preferred Holder appearing on the stock books of the Corporation as of the date of such notice at the address of said Preferred Holder shown therein. Such notice will state a distribution or payment date, the aggregate Series C Liquidation Preference and/or liquidation preference distributable in respect of all shares of Series C Preferred Stock and Parity Stock, as applicable, then held by such Preferred Holder and the place where such amount will be distributable or payable.

(c)    After the payment to the Preferred Holders of all amounts distributable pursuant to Section 4(a), the Holders of outstanding shares of Series C Preferred Stock will have no right or claim, based on their ownership of shares of Series C Preferred Stock, to any of the remaining assets of the Corporation.

5.	Conversion

(a)    Optional Conversion by the Corporation. Subject to the terms and conditions of this Section 5(a), the Corporation shall have the option to force the conversion of all, but not less than all, of the Series C Preferred Stock at the Conversion Price on any date with respect to which the volume weighted average trading price of the Common Stock for each Trading Day during any sixty (60) of the prior ninety (90) Trading Days is equal to or greater than 175% of the then applicable conversion prices of the Series A Preferred Stock and the Series B Preferred Stock, subject to the following terms and conditions:

(i)    The Corporation shall give written notice to each Holder of its election to force conversion of the Series C Preferred Stock plus any accrued but unpaid dividends on the Series C Preferred Stock as of immediately prior to the conversion thereof.

(ii)    Each share of Series C Preferred Stock will be convertible pursuant to this Section 5(a) into a number of shares of Common Stock equal to the Conversion Ratio applicable to such share of Series C Preferred Stock as of immediately prior to the close of business on the day of surrender (or, if not a Business Day, then the next Business Day thereafter) of the certificate for such share for conversion in accordance with Section 5(a)(iii) or the day designated by the Corporation which is no more than ten Business Days after the date on which the optional conversion is triggered pursuant to clause (a) above (the “Optional Conversion Date”).

(iii)    Each Holder agrees to surrender at the office of the Corporation the certificate(s) therefor, duly endorsed or assigned to the Corporation or in blank.

(iv)    Shares of Series C Preferred Stock will be deemed to have been converted immediately prior to the close of business on the Optional Conversion Date, and at such time the rights of the Holder of such shares of Series C Preferred Stock as a holder thereof will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the Optional Conversion Date, the Corporation will issue and deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as provided in Section 5(c), to the Person or Persons entitled to receive the same.

(v)    In the event that the Corporation elects to force the conversion of the Series C Preferred Stock pursuant to this Section 5(a), then the Corporation must also convert each series of then-issued and outstanding Parity Stock at the same time, except to the extent, with respect to any Parity Stock issued after the Original Issue Date, such forced conversion is not permitted in accordance with the terms of and with respect to such Parity Stock.

(b)    Mandatory Conversion. The Corporation must convert all, but not less than all, of the Series C Preferred Stock into shares of Common Stock, on and subject to the following terms and conditions:

(i)    The Corporation must convert all of the Series C Preferred Stock into shares of Common Stock on the date that is the earlier of (i) the tenth (10th) Business Day following an FID Event, or (ii) the tenth anniversary of the Original Issue Date (the “Mandatory Conversion Date”).

(ii)    Each share of Series C Preferred Stock will be convertible pursuant to this Section 5(b) into a number of shares of Common Stock equal to the Conversion Ratio applicable to such share of Series C Preferred Stock as of immediately prior to the close of business on the Mandatory Conversion Date.

(iii)    Each share of Series C Preferred Stock will be deemed to have been converted immediately prior to the close of business on the Mandatory Conversion Date, and at such time the rights of the Holder of such shares of Series C Preferred Stock as a Holder thereof will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the conversion date and after surrender of the certificate(s) representing the converted Series C Preferred Stock, the Corporation will issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as provided in Section 5(c), to the Person or Persons entitled to receive the same.

(c)    Fractional Interests. If more than one share of Series C Preferred Stock is presented for conversion at the same time by the same Holder (either pursuant to Section 5(a) or Section 5(b)), the number of full shares of Common Stock which will be issuable upon such conversion thereof will be computed on the basis of the aggregate number of shares of Series C Preferred Stock to be converted by such Holder. The Corporation will not be required upon the conversion of any shares of Series C Preferred Stock to issue any fractional shares of Common Stock, but may, in lieu of issuing any fractional share of Common Stock that would otherwise be issuable upon such conversion, pay a cash adjustment in respect of such fraction in an amount equal to the product of (i) such fraction, multiplied by (ii) the volume-weighted average trading price of the Common Stock for the ten (10) Trading Days immediately prior to the Mandatory Conversion Date. No Holder of Series C Preferred Stock will be entitled to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock if such amount of cash is paid in lieu thereof.

(d)    Reservation and Authorization of Common Stock. The Corporation covenants that, so long as any shares of Series C Preferred Stock remain outstanding:

(i)    the Corporation will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the conversion of the shares of Series C Preferred Stock, such number of shares of Common Stock as from time to time will be issuable upon the conversion in full of all outstanding shares of Series C Preferred Stock;

(ii)    the Corporation will, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Common Stock then deliverable upon the conversion of all outstanding shares of Series C Preferred Stock; and

(iii)    all shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws and the Series C Purchase Agreement) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof).

The Corporation hereby authorizes and directs the Transfer Agent for the Common Stock at all times to reserve stock certificates of deposit such stock certificates on behalf of the Corporation with the Depository Trust Company for such number of authorized shares of Common Stock as are required for such purpose.

(e)    Conversion Limitation.

(i)    Notwithstanding anything to the contrary contained in this Certificate of Designations, prior to the Corporation’s receipt of the Required Approval, (1) the number of shares of Common Stock that may be issued (i) under this Certificate of Designations, including Common Stock issued upon conversion of PIK Shares, and/or (ii) upon the exercise of all warrants issued in connection with the Series C Convertible Preferred Stock, in the aggregate, may not exceed 19.99% of the total shares of Common Stock issued and outstanding as of the effective date of the applicable Series C Purchase Agreement and (2) the Holder shall not be entitled to vote any shares of Series C Preferred Stock for the Required Approval. If prior to the Corporation’s receipt of the Required Approval, any conversion of Series C Preferred Stock, individually, or in the aggregate with shares of Common Stock theretofore issued (x) under this Certificate of Designations and (y) upon the exercise of warrants issued in connection with the Series C Preferred Stock, would result in the issuance of a number of shares of Common Stock greater than 19.99% of the total shares of Common Stock issued and outstanding as of the effective date of the applicable Series C Purchase Agreement (the “Maximum Amount”), then, upon such conversion, the Corporation shall pay to the converting Holder cash in lieu of such number of shares of Common Stock in excess of the Maximum Amount in an amount equal to (i) the number of shares of Common Stock in excess of the Maximum Amount which would otherwise be issuable to the Holder, multiplied by (ii) the VWAP of the Common Stock based on a trailing ten (10) Trading Day period beginning at 9:30 a.m. Eastern time on the tenth Trading Day prior to the date of such conversion and ending at 4:00 p.m. Eastern time on the Trading Day immediately prior to the date of such conversion, determined on a pro rata basis in respect of all converting Holders and/or exercising holders of warrants in the event of the concurrent conversions of Series C Preferred Stock or exercises of warrants by multiple Holders of Series C Preferred Stock and/or holders of warrants.

(ii)    The Corporation shall use its commercially reasonable best efforts to obtain the Required Approval at its annual meeting of stockholders to be held on or before June 30, 2021.

(f)    Payment of Taxes. The Corporation will pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto. The Corporation also will not impose any service charge in connection with any conversion of the shares of Series C Preferred Stock to shares of Common Stock. The Corporation will not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for shares of Common Stock or payment of cash or other property to any recipient other than any such Holder of a share of Series C Preferred Stock converted, and in the case of, any such transfer or payment, the Transfer Agent for the Series C Preferred Stock and the Corporation will not be required to issue or deliver any certificate or pay any cash until (i) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Transfer Agent for the Series C Preferred Stock or the Corporation, or (ii) it has been established to the Corporation’s satisfaction that any such tax or other charge that is or may become due has been paid.

(g)    Conversion Price Adjustment. The Conversion Price and the number and kind of shares of stock of the Corporation issuable on conversion shall be adjusted from time to time as follows:

(i)    Subdivisions and Combinations.

If the Corporation (a) subdivides its outstanding Common Stock into a greater number of shares or (b) combines its outstanding Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect immediately after the effectiveness of such subdivision or combination shall be adjusted as follows:

CP1 = CP0 x (OS0 / OS1)

Where:

CP1 = the Conversion Price in effect immediately after the effectiveness of such subdivision or combination;

CP0 = the Conversion Price in effect immediately before the effectiveness of such subdivision or combination;

OS0 = the number of shares of Common Stock outstanding immediately before the effectiveness of such subdivision or combination; and

OS1 = the number of shares of Common Stock outstanding immediately after the effectiveness of such subdivision or combination.

(ii)    Dividends Payable in Shares of Common Stock.

If the Corporation pays a dividend or otherwise makes a distribution payable in shares of Common Stock to all or substantially all of the holders of the outstanding shares of any class or series of stock of the Corporation, the Conversion Price shall be adjusted as follows:

CP1 = CP0 x (OS0 / OS1)

Where:

CP1 = the Conversion Price in effect immediately after the close of business on the record date for such dividend or distribution;

CP0 = the Conversion Price in effect immediately before the close of business on the record date for such dividend or distribution;

OS0 = the number of shares of Common Stock outstanding immediately before the close of business on the record date for such dividend or distribution; and

OS1 = the number of shares of Common Stock outstanding immediately after payment of such dividend or distribution.

If the total number of shares constituting the dividend or distribution does not exceed 1.0% of the number of shares of Common Stock outstanding immediately before the close of business on the record date for such dividend or distribution, then unless adjustment is earlier required pursuant to Section 5(g)(v), no adjustment shall be made to the Conversion Price, but such shares constituting the dividend or distribution shall be included in the next succeeding dividend or other distribution for purposes of determining whether an adjustment to the Conversion Price shall occur in accordance with this sentence.  In case shares of Common Stock are not issued after a record date has been fixed, the Conversion Price shall be readjusted to the Conversion Price that would have been in effect if the record date had not been fixed.

(iii)    Common Stock Issuances. (A) If the Corporation shall at any time or from time to time, issue, sell or otherwise dispose of any additional shares of Common Stock (including shares owned or held by or for the account of the Corporation), however designated (other than (t) Common Stock or warrants or options to purchase such additional number of shares of Common Stock, in each case issued in connection with a bona fide acquisition, merger or similar transaction between the Corporation and a non-Affiliated third party; (u) shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities or the investment of additional optional amounts in shares of Common Stock under any such plan; (v) the issuance of any shares of Common Stock or options or rights to purchase such shares designated for such issuance as of the date hereof pursuant to any of the Corporation’s employee, director, trustee, or consultant benefit plans, employment agreements, or similar arrangements or programs; (w) the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable or convertible security outstanding as of the date shares of Series C Preferred Stock were first issued; (x) the issuance of any shares of Common Stock in connection with a conversion of shares of Series A Preferred Stock and Series B Preferred Stock after the date hereof; (y) a change (by merger, reclassification, or otherwise) in the par value of the Common Stock; or (z) the issuance of up to 7,500,000 shares of Common Stock or any securities convertible into or exchangeable or exercisable for up to 7,500,000 shares of Common Stock in one or more public offerings made after the date that shares of Series C Preferred Stock were first issued) then the Conversion Price shall be adjusted as follows:

CP1 = CP0 – (CP0 x SI/ OS1)

Where:

CP1 = the Conversion Price in effect immediately after the issuance of additional shares of Common Stock;

CP0 = the Conversion Price in effect immediately prior to the issuance of additional shares of Common Stock;

SI = the number of additional shares of Common Stock issued (excluding any shares described in clauses (t) – (z) above);

OS1 = the number of shares of Common Stock outstanding immediately after the issuance of additional shares of Common Stock.

(iv)    Deferral of Issuance of Additional Shares in Connection with Conversions between a Record Date and Occurrence of Triggering Event.

In any case in which this Section 5(g) requires that an adjustment as a result of any event become effective from and after a record date, the Corporation may elect to defer until after the occurrence of the event (a) issuing to the Holder of any shares of Series C Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Price in effect immediately before adjustment, and (b) paying to such Holder any amount in cash in lieu of a fractional share of Common Stock under Section 5(c) above. In any such case, the Corporation shall issue or cause a transfer agent to issue evidence, in a form reasonably satisfactory to the Holders of such shares of Series C Preferred Stock, of the right to receive the shares as to which the issuance is deferred.

(v)    Postponement of Small Adjustments.

Any adjustment in the Conversion Price otherwise required to be made by this Section 5 may be postponed until the earlier of (x) the day prior to the Optional Conversion Date or Mandatory Conversion Date, if applicable, or (y) the date of the next adjustment otherwise required to be made up to, but not beyond, one year from the date on which it would otherwise be required to be made, if such adjustment (together with any other adjustments postponed under this Section 5(g)(v) and not theretofore made) would not require an increase or decrease of more than 1% in such price and would not, if made, entitle the Holders of all then outstanding shares of Series C Preferred Stock upon conversion to receive additional shares of Common Stock equal in the aggregate to one-tenth of one percent (0.1%) or more of the then issued and outstanding shares of Common Stock. All calculations under this Section 5(g)(v) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(vi)    Reductions in Conversion Price to Avoid Tax Effects.

The board of directors of the Corporation may make such reductions in the Conversion Price, in addition to those required by this Section 5(g), as shall be determined by the board of directors of the Corporation in good faith to be advisable in order to avoid taxation to the recipients so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes.

(vii)    No Adjustment for Participating Transactions.

The Corporation shall not make any adjustment pursuant to this Section 5(g) if Holders of shares of Series C Preferred Stock are permitted to participate, concurrently with the holders of Common Stock and on an as-converted basis, in any transaction described in this Section 5(g).

(viii)    No Adjustment for Other Actions or Transactions.

No adjustment shall be made to the conversion rights of the Series C Preferred Stock except as specifically set forth in this Section 5(g).

(ix)    Successive Adjustments; Multiple Adjustments.

After an adjustment is made to the Conversion Price under this Section 5, any subsequent event requiring an adjustment under this Section 5 shall cause an adjustment to such Conversion Price, as so adjusted.

6.	Voting

(a)    The Holders of shares of Series C Preferred Stock shall only have such voting rights as provided for in this Section 6 or as otherwise specifically required by law, the Certificate of Incorporation, or the Bylaws.

(b)    As to matters upon which Holders of Series C Preferred Stock are entitled to vote separately as a class, the Holders of Series C Preferred Stock will be entitled to one vote per share of Series C Preferred Stock held. The approval of any such matters required to be submitted to such vote will be determined by the Holders holding a majority of the issued and outstanding shares of the Series C Preferred Stock. Each Holder of outstanding shares of Series C Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent), including any meetings where the Holders of shares of Series C Preferred Stock are entitled to vote as a class, in each case, in accordance with the Bylaws.

(c)    Each Holder of outstanding shares of Series C Preferred Stock shall be entitled to vote together with the holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation or otherwise), except as otherwise provided by law or this Certificate of Designations. In any such vote, each share of Series C Preferred Stock shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which such share would be convertible as of the record date for such vote pursuant to Section 5(a) as though the conditions to conversion set forth in Section 5(a) had been satisfied and treating such record date as the Optional Conversion Date for purposes of such calculation (and in each case irrespective of whether the shares of Series C Preferred Stock are then convertible at the option of the Corporation pursuant to such Section 5(a)).

(d)    In addition to any other vote or consent of stockholders required by law, the Certificate of Incorporation, or the Bylaws, the Corporation will not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Holders of at least a majority of the number of shares of Series C Preferred Stock then outstanding:

(i)    Authorize, create (by reclassification or otherwise) or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, any Senior Stock (or amend the terms of any existing shares to provide for such ranking);

(ii)    Authorize, create (by reclassification or otherwise) or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, Series C Preferred Stock or Parity Stock (or amend the terms of any existing shares to provide for such ranking) except for (i) authorized PIK Shares or shares of Parity Stock paid as dividends in-kind in accordance with the terms of the certificate of designations of such Parity Stock or (ii) Series C Preferred Stock not to exceed an aggregate purchase price of $50,000,000; or

(iii)    take any other corporate action that adversely affects any of the rights, preferences or privileges of the Series C Preferred Stock; provided, however, that for the avoidance of doubt this Section 6(d)(iii) shall not refer to any commercial or business decision made by the Corporation that may affect the value of the Series C Preferred Stock but does not change its rights, preferences or privileges (such as the incurrence of debt) or the issuance of Parity Stock permitted by Section 6(d)(ii).

(e)    In addition to any other vote or consent of stockholders required by law, the Certificate of Incorporation, or the Bylaws, the Corporation will not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Holders of at least a majority of the number of shares of Series C Preferred Stock then outstanding: (i) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the powers, designations, preferences or rights of the Series C Preferred Stock or the Holders thereof; provided, however, that, for the avoidance of doubt, an amendment to the Certificate of Incorporation to authorize or create, or to increase the authorized amount of, any Junior Stock or Parity Stock will not be deemed to affect adversely the powers, designations, preferences or rights of the Series C Preferred Stock or the Holders thereof, or (ii) amend, alter or repeal any of the provisions of this Certificate of Designations.

For the avoidance of doubt, nothing herein limits the ability of the Corporation to issue Common Stock or incur indebtedness (other than indebtedness convertible or exchangeable for shares of Senior Stock, Series C Preferred Stock or Parity Stock).

7.	Uncertificated Shares and Certificated Shares; Transfer of Shares; Record Holders.

(a)    Restrictive Legends.

(i)    Legends. Until such time as the Series C Preferred Stock and Common Stock issued upon the conversion of Series C Preferred Stock, as applicable, have been sold pursuant to an effective registration statement under the Securities Act, or the Series C Preferred Stock or Common Stock issued upon the conversion of Series C Preferred Stock, as applicable, are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, each book-entry account or certificate issued with respect to a share of Series C Preferred Stock or any Common Stock issued upon the conversion of Series C Preferred Stock will, in addition to any legend required in respect of the Series C Purchase Agreement or any other agreement applicable to such shares, contain a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS, IF ANY. IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, PRIOR TO THE REGISTRATION OF ANY TRANSFER OTHER THAN TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE ON RULE 144A PROMULGATED UNDER THE SECURITIES ACT OR A TRANSFER TO THE CORPORATION, THE CORPORATION RESERVES THE RIGHT TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES LAWS, IF ANY.

THESE SECURITIES ARE SUBJECT TO LIMITATIONS ON TRANSFER CONTAINED IN THOSE CERTAIN SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENTS BY AND BETWEEN NEXTDECADE CORPORATION, A DELAWARE CORPORATION (THE “CORPORATION”), AND THE PURCHASER (AS DEFINED THEREIN).

(ii)    Removal of Legend. In connection with a sale of the Series C Preferred Stock or Common Stock issued upon the conversion of Series C Preferred Stock, as applicable, in reliance on Rule 144 promulgated under the Securities Act, the applicable holder or its broker shall deliver to the Corporation a broker representation letter providing to the Corporation any information the Corporation reasonably deems necessary to determine that such sale is made in compliance with Rule 144 promulgated under the Securities Act, including, as may be appropriate, a certification that such holder is not an affiliate of the Corporation (as defined in Rule 144 promulgated under the Securities Act) and a certification as to the length of time the applicable equity interests have been held. Upon receipt of such representation letter, the Corporation shall promptly remove the restrictive legend, and the Corporation shall bear all costs associated with the removal of such legend. At such time as the Series C Preferred Stock and Common Stock issued upon the conversion of Series C Preferred Stock, as applicable, (A) have been sold pursuant to an effective registration statement under the Securities Act, (B) have been held by the applicable holder for more than one year where the holder is not, and has not been in the preceding three months, an affiliate of the Corporation (as defined in Rule 144 promulgated under the Securities Act), or (C) no longer require such restrictive legend, as set forth in an opinion of counsel reasonably satisfactory to the Corporation, if the restrictive legend is still in place, the Corporation agrees, upon request of such holder, to take all steps necessary to promptly effect the removal of such legend, and the Corporation shall bear all costs associated with such removal of such legend. The Corporation shall cooperate with the applicable holder to effect the removal of such legend at any time such legend is no longer appropriate.

(b)    Shares of Series C Preferred Stock.

(i)    Form and Dating. Unless otherwise requested in writing by a Holder to the Corporation, the shares of Series C Preferred Stock and any shares of Common Stock issued upon conversion thereof shall be in uncertificated, book-entry form. If certificated shares of Series C Preferred Stock are requested by a Holder, then certificates representing shares of Series C Preferred Stock and the Transfer Agent’s certificate of authentication will be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designations. Each Series C Preferred Stock certificate may have notations, legends or endorsements required by law or stock exchange rules, provided that any such notation, legend or endorsement is in a form acceptable to the Corporation. Each Series C Preferred Stock certificate will be dated the date of its authentication.

(ii)    Execution and Authentication. Two officers of the Corporation shall sign each Series C Preferred Stock certificate for the Corporation by manual or facsimile signature.

(A)    If an officer of the Corporation whose signature is on a Series C Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Series C Preferred Stock certificate, the Series C Preferred Stock certificate will be valid nevertheless.

(B)    A Series C Preferred Stock certificate will not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Series C Preferred Stock certificate. The signature will be conclusive evidence that the Series C Preferred Stock certificate has been authenticated under this Certificate of Designations.

(C)    The Transfer Agent shall authenticate and deliver certificates for shares of Series C Preferred Stock for original issue upon a written order of the Corporation signed by two officers of the Corporation. Such order will specify the number of shares of Series C Preferred Stock to be authenticated and the date on which the original issue of the Series C Preferred Stock is to be authenticated.

(D)    The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Corporation to authenticate the certificates for the Series C Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Series C Preferred Stock whenever the Transfer Agent may do so. Each reference in this Certificate of Designations to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

(iii)    Transfer. When any certificate representing shares of Series C Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such shares, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that such shares being surrendered for transfer will be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing, and accompanied by a certification in substantially the form of Exhibit B hereto.

(iv)    Replacement Certificates. If any of the Series C Preferred Stock certificates are mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series C Preferred Stock certificate, or in lieu of and substitution for the Series C Preferred Stock certificate lost, stolen or destroyed, a new Series C Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series C Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series C Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent.

(v)    Cancellation. In the event the Corporation purchases or otherwise acquires certificates representing shares of Series C Preferred Stock, the same will thereupon be delivered to the Transfer Agent for cancellation. The Transfer Agent and no one else shall cancel and destroy all Series C Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Corporation unless the Corporation directs the Transfer Agent to deliver canceled Series C Preferred Stock certificates to the Corporation. The Corporation may not issue new Series C Preferred Stock certificates to replace Series C Preferred Stock certificates to the extent they evidence Series C Preferred Stock which the Corporation has purchased or otherwise acquired.

(c)    Record Holders. Prior to due presentment for registration of transfer of any shares of Series C Preferred Stock, the Transfer Agent and the Corporation may deem and treat the Person in whose name such shares are registered as the absolute owner of such Series C Preferred Stock, and neither the Transfer Agent nor the Corporation shall be affected by notice to the contrary.

(d)    No Obligation of the Transfer Agent. The Transfer Agent will have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Certificate of Designations or under applicable law with respect to any transfer of any interest in any Series C Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Certificate of Designations, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

8.	No Other Rights

Without limiting the rights and obligations of the Corporation and any Holder of Series C Preferred Stock pursuant to any contract or agreement between the Corporation and any such Holder of Series C Preferred Stock, the shares of Series C Preferred Stock will not have any powers, designations, preferences or relative, participating, optional or other special rights, nor will there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth in this Certificate of Designations, the Certificate of Incorporation, the Bylaws or as may be provided by law.

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed and attested this day of March 17, 2021.

THE CORPORATION:

NEXTDECADE CORPORATION

		By:	/s/ Matthew Schatzman
Name: Matthew Schatzman
Title: Chief Executive Officer

Attest:	/s/ Krysta De Lima
Name:	Krysta De Lima
Title:	General Counsel

Signature page to Certificate of Designations of

Series C Convertible Preferred Stock of NextDecade Corporation

EXHIBIT A

FORM OF SERIES C CONVERTIBLE PREFERRED STOCK

FACE OF SECURITY

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS, IF ANY. IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, PRIOR TO THE REGISTRATION OF ANY TRANSFER OTHER THAN TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE ON RULE 144A PROMULGATED UNDER THE SECURITIES ACT OR A TRANSFER TO THE CORPORATION, THE CORPORATION RESERVES THE RIGHT TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES LAWS, IF ANY.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO LIMITATIONS ON TRANSFER CONTAINED IN THOSE CERTAIN SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENTS BY AND BETWEEN NEXTDECADE CORPORATION, A DELAWARE CORPORATION (THE “CORPORATION”), AND THE PURCHASER (AS DEFINED THEREIN).

Exhibit A-1

Certificate Number	[●] Shares of
[●]	Series C Convertible Preferred Stock

Series C Convertible Preferred Stock

of

NEXTDECADE CORPORATION

NEXTDECADE CORPORATION, a Delaware corporation (the “Corporation”), hereby certifies that [●] (the “Holder”) is the registered owner of [●] fully paid and non-assessable shares of preferred stock, par value $.0001 per share, of the Corporation designated as the Series C Convertible Preferred Stock (the “Series C Preferred Stock”). The shares of Series C Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series C Preferred Stock represented hereby are issued and will in all respects be subject to the provisions of the Certificate of Designations adopted by the Corporation on [●], as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used but not otherwise defined herein will have the respective meanings given to such terms in the Certificate of Designations. The Corporation will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Corporation at its principal place of business.

The Conversion Price of the shares of Series C Preferred Stock represented hereby is initially $[●], subject to adjustment in accordance with the Certificate of Designations.

Reference is hereby made to select provisions of the Series C Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which provisions and the Certificate of Designations will for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, these shares of Series C Preferred Stock will not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has executed this certificate this [●] day of [●].

NEXTDECADE CORPORATION
By:
Name:
Title:

By:
Name:
Title:

Exhibit A-2

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

These are shares of the Series C Preferred Stock referred to in the within-mentioned Certificate of Designations.

Dated: [●]

[Continental Stock Transfer & Trust Company], as Transfer Agent,

By:
Authorized Signatory

Exhibit A-3

REVERSE OF SECURITY

The shares of Series C Preferred Stock will be convertible into shares of the Corporation’s Common Stock at the option of the Holder or the Corporation and redeemable by the Corporation, in each case, upon the satisfaction of the respective conditions and in the respective manner and according to the respective terms set forth in the Certificate of Designations.

The Corporation will furnish without charge to each Holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such preferences or rights.

Exhibit A-4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series C Preferred Stock evidenced hereby to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Series C Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:
(Sign exactly as your name appears on the other side of this Series C Preferred Stock Certificate)

Signature Guarantee[1]

1Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit A-5

EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:         Series C Convertible Preferred Stock (the “Series C Preferred Stock”) of NextDecade Corporation, a Delaware corporation (the “Corporation”)

This Certificate relates to [●] shares of Series C Preferred Stock held by [●] (the “Transferor”).

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Series C Preferred Stock.

In connection with such request and in respect of such Series C Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Designations relating to the above-captioned Series C Preferred Stock and that the transfer of this Series C Preferred Stock does not require registration under the Securities Act of 1933, as amended (the “Securities Act”), because (please check the applicable box):

☐such shares of Series C Preferred Stock are being acquired for the Transferor’s own account without transfer;

☐such shares of Series C Preferred Stock are being transferred to the Corporation;

☐such shares of Series C Preferred Stock are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A; or

☐such shares of Series C Preferred Stock are being transferred in reliance on, and in compliance with, another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Corporation so requests).

[●]
By:
Date:

Exhibit B-1

APPENDIX B

FORM OF WARRANT AGREEMENT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Warrant No. [●]	Void After [●]

NEXTDECADE CORPORATION

WARRANT TO PURCHASE SHARES

This Warrant is issued to [________________] (“Investor”) by NextDecade Corporation, a Delaware corporation (the “Company”), in connection with a private offering of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”) pursuant to which certain accredited investors are purchasing shares of Series C Preferred Stock, which include this Warrant.

1.    Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Investor or other holder of this Warrant pursuant to a valid transfer made in accordance with the terms hereof (“Holder”) is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder in writing), to purchase from the Company up to an aggregate number of fully paid and nonassessable shares (each a “Share” and collectively the “Shares”) of Company common stock, par value $0.0001 per share (the “Common Stock”), equal to [●]% of the Common Stock on a Fully Diluted Basis (defined below) on the Exercise Date (defined below) at an exercise price of $0.01 per Share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

For purposes of this Warrant, “Fully Diluted Basis” shall mean, at any time, without duplication, the number of outstanding shares of Common Stock, after giving effect to (i) all shares of Common Stock actually outstanding at the time of determination, (ii) all shares of Common Stock issuable upon the exercise of any option, warrant (other than this Warrant) or similar right outstanding at the time of determination, and (iii) all shares of Common Stock issuable upon the exercise of any conversion or exchange right contained in any security outstanding at the time of determination and convertible into or exchangeable for shares of Common Stock; provided, however, (i) Fully Diluted Basis shall not include any Common Stock issued pursuant to, but not yet vested pursuant to, any Company equity incentive plan and (ii) any warrants issued by Harmony Merger Corporation (12,081,895 as of the date hereof) shall be reduced by dividing the outstanding number by 2.9167, which shall be proportionately adjusted pursuant to any appropriate adjustments contained in Section 6 of this Warrant.

2.    Exercise Date. This Warrant may be exercisable by Holder before 5 p.m. Central Standard Time on the third anniversary date of the issuance date of this Warrant, or 5 p.m. Central Standard Time on [●] (the “Exercise Date”); provided, the Company can force a mandatory exercise of the Warrants prior to the Exercise Date if (a) the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the conversion price of the Company’s Series A Convertible Preferred Stock and Series B Convertible Preferred Stock and (b) the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of Parity Stock; provided, further, that such trigger price shall be appropriately adjusted consistent with Section 6 of this Warrant for any of the events described therein. All rights of Holder under this Warrant shall cease after 5:00 p.m. Central time on the Exercise Date. For purposes of this Section 2, “Parity Stock” has the meaning ascribed to such term in that certain Certificate of Designations of Series C Convertible Preferred Stock of NextDecade Corporation, dated as of March 17, 2021 (the “Series C Certificate of Designations”).

3.    Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise from time to time, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i)    the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and

(ii)    the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4.    Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event, within thirty (30) days of the delivery of the subscription notice.

5.    Issuance of Shares.

(a)    The Company covenants that (i) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof, (ii) the Company will reserve from its authorized and unissued Common Stock sufficient Shares in order to perform its obligations under this Warrant, and (iii) such Shares will be eligible to be registered under the Securities Act in accordance with the terms of the Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Investor.

(b)    Notwithstanding anything to the contrary contained in this Warrant, prior to the Company’s receipt of the Required Approval (as defined in the Series C Certificate of Designations), the number of shares of Common Stock that may be issued (1) under the Series C Certificate of Designations, including Common Stock issued upon conversion of PIK Shares (as defined in the Series C Certificate of Designations), and/or (2) upon the exercise of all warrants issued in connection with the Series C Preferred Stock, in the aggregate, may not exceed 19.99% of the total shares of Common Stock issued and outstanding as of the effective date of the purchase agreement pursuant to which this Warrant was issued. If, prior to the Company’s receipt of the Required Approval, the exercise of this Warrant, individually, or in the aggregate with shares of Common Stock theretofore issued (x) under the Series C Certificate of Designations and (y) upon the exercise of warrants issued in connection with the Series C Preferred Stock, would result in the issuance of a number of shares of Common Stock greater than 19.99% of the total shares of Common Stock issued and outstanding as of the effective date of the purchase agreement pursuant to which this Warrant was issued (the “Maximum Amount”), then, upon such exercise, the Company shall pay to the Holder cash in lieu of such number of shares of Common Stock in excess of the Maximum Amount in an amount equal to (i) the number of shares of Common Stock in excess of the Maximum Amount which would otherwise be issuable to the Holder, multiplied by (ii) the VWAP (as defined below) of the Common Stock based on a trailing ten (10) trading day period beginning at 9:30 a.m. Eastern time on the tenth trading day prior to the date of such exercise and ending at 4:00 p.m. Eastern time on the trading day immediately prior to the date of such exercise, net of the aggregate Exercise Price due upon such exercise, determined on a pro rata basis in respect of all converting and/or exercising holders of Series C Preferred Stock and associated warrants in the event of the concurrent conversions of Series C Preferred Stock and/or exercises of warrants by multiple holders. For purposes of this paragraph, “VWAP” shall mean the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg page “NEXT:US <equity>” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant trading day until the close of trading on such trading day.

6.    Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)    Subdivisions, Combinations, Dividends and Other Issuances. If at any time before the expiration of this Warrant (x) the outstanding Shares are subdivided, by split-up or otherwise, or any additional Shares are issued as a dividend or otherwise (including any deemed dividend or distribution pursuant to Section 6(b)), then on the effective date of such subdivision or issuance, the number of Shares issuable on the exercise of this Warrant shall forthwith be increased in proportion to such increase in outstanding Shares or (y) the number of outstanding Shares is decreased by a consolidation, combination, reverse share split or reclassification of the Shares or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of Shares issuable on exercise of each Warrant shall forthwith be decreased in proportion to such decrease in outstanding Shares. Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted as provided herein, the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of Shares or other securities so purchasable immediately thereafter, such that the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)    Rights Offerings. An offering of rights, options, securities or other instruments convertible into Shares, or other similar offering to holders of Shares entitling holders to purchase Shares at a price less than the “Fair Market Value” (as defined below) shall be deemed a stock dividend of a number of Shares equal to the product of (i) the number of Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Shares) multiplied by (ii) one (1) minus the quotient of (x) the aggregate price per Share payable for such offering divided by (y) the Fair Market Value. For purposes of this Section 6(b), (i) if the rights offering is for securities convertible into or exercisable for the Shares, in determining the price payable for the Shares, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Shares trade on the applicable exchange or in the applicable market, regular way, with the right to receive such rights.

(c)    Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), or in the case of any merger, consolidation or other business combination of the Company with or into another Person (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another Person of the assets or other property of the Company as an entirety or substantially as an entirety, the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Holder of this Warrant would have received if such Holder had exercised this Warrant immediately prior to such event (the “Alternative Issuance” ); provided, however, that (i) if the holders of the Shares were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Shares in such consolidation or merger that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the Shares under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, the Holder of this Warrant shall be entitled to receive as the Alternative Issuance, the highest amount of cash, securities or other property to which such Holder would actually have been entitled as a stockholder if the Holder of this Warrant had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Shares held by such Holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 6. For purposes of this Section 6(c), “Person” means any corporation, limited liability company, partnership, joint venture, trust, or any other entity or organization of any kind.

(d)    Special Distributions. In case the Company shall declare a dividend or make any other distribution (excluding dividends payable in Shares and other dividends or distributions referred to in Section 6(a), including, without limitation, in cash, property or assets, to holders of Shares (a “Special Distribution”), then the board of directors of the Company shall make provision so that upon the exercise of this Warrant, the Holder of this Warrant shall be entitled to receive such dividend or distribution that the Holder would have received had this Warrant been exercised immediately prior to the record date for such dividend or distribution. When a Special Distribution is authorized by the board of directors of the Company to be made, the Company shall promptly notify the Holder of this Warrant of such event in writing and the dividend or other distribution that the Holder of this Warrant are entitled to receive.

(e)    Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 6 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 6, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 6 and, if such firm determines that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

(f)    Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder in writing of the adjustment and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant and provide the Holder with a certificate of its Chief Financial Officer setting forth the adjustment and the facts upon which the adjustment is based. The Company shall, upon written request, furnish the Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

7.    No Fractional Shares or Script. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8.    Representations of the Company. The Company represents and warrants to the Holder as follows:

(a)    The Company has been duly formed, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Warrant, to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified to do business as a foreign company and is in good standing in all jurisdictions in which it is required to be qualified to do business as the Company’s business is currently conducted and as presently proposed to be conducted by the Company, except for jurisdictions in which failure to so qualify would not have a material adverse effect on the business and operations of the Company taken as a whole.

(b)    All corporate actions on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution, delivery of, and the performance of all obligations of the Company under this Warrant and (ii) the authorization, issuance, reservation for issuance and delivery of this Warrant and all of the Common Stock to allow for the exercise of this Warrant.

(c)    This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued. All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein, the Company’s governing documents and in any documents relating to the Shares, each as may be amended from time to time, and all such securities will be issued in compliance with all applicable federal and state securities laws.

(d)    The Company is not in violation or default in any material respect of any provisions of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or Amended and Restated Bylaws of the Corporation, both as amended to date, and the Company is in compliance in all material respects with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company’s business or properties. The Company has not received any notice of any violation of any such statute, law, regulation or order which has not been remedied prior to the date hereof. The execution, delivery and performance of this Warrant will not result in any such violation or default, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Certificate of Incorporation, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any material agreement or instrument by which it is bound or to which its properties or assets are subject or a violation of any statute, law, regulation or order, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

9.    Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a)    This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b)    The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Regulation D thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c)    The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)    The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e)    The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

10.    Restrictive Legend. Until such time as the Shares issued upon the conversion of this Warrant have been sold pursuant to an effective registration statement under the Act, or Shares issued upon the exercise of this Warrant are eligible for resale pursuant to Rule 144 promulgated under the Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate issued with respect to Shares issued upon the exercise of this Warrant will bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.

In connection with a transfer of Shares issued upon the exercise of this Warrant in reliance on Rule 144 promulgated under the Act, the Holder or its broker shall deliver to the Company a broker representation letter providing to the Company any information the Company reasonably deems necessary to determine that such sale is made in compliance with Rule 144 promulgated under the Act, including, as may be appropriate, a certification that such Holder is not an affiliate of the Company (as defined in Rule 144 promulgated under the Act) and a certification as to the length of time the applicable equity interests have been held. Upon receipt of such representation letter, the Company shall promptly remove the restrictive legend on Shares, and the Company shall bear all costs associated with the removal of such legend from Shares. At such time as Shares issued upon the conversion of this Warrant (A) have been sold pursuant to an effective registration statement under the Act, (B) have been held by the Holder for more than one year where the Holder is not, and has not been in the preceding three months, an affiliate of the Company (as defined in Rule 144 promulgated under the Securities Act), or (C) no longer require such restrictive legend on Shares, as set forth in an opinion of counsel reasonably satisfactory to the Company, if the restrictive legend is still in place, the Company agrees, upon request of such Holder, to take all steps necessary to promptly effect the removal of such legend, and the Company shall bear all costs associated with such removal of such legend. The Company shall cooperate with the Holder to effect the removal of such legend from Shares at any time such legend is no longer appropriate.

11.    Limitation on Transferability of this Warrant. THIS WARRANT IS NOT TRANSFERRABLE WITHOUT THE CONSENT OF THE COMPANY, EXCEPT THAT, WITHOUT THE CONSENT OF THE COMPANY, THE INVESTOR SHALL BE ENTITLED TO TRANSFER THIS WARRANT TO AN AFFILIATE OF THE INVESTOR. FOR PURPOSES OF THIS SECTION 11, THE TERM “AFFILIATE” HAS THE MEANING ASCRIBED TO SUCH TERM IN THE SERIES C CERTIFICATE OF DESIGNATIONS.

12.    Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form or the provision of reasonable security by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 6(f)) representing the right to purchase the Shares then underlying this Warrant.

13.    Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 14) representing in the aggregate the right to purchase the number of Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional shares of Common Stock hereunder.

14.    Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 12, the Shares designated by the Holder which, when added to the number of Shares underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.

15.    Rights of Stockholders. Except as expressly provided herein, no Holder of this Warrant shall be entitled, by virtue of being a Holder, to vote or receive dividends or be deemed a Holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon a Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

16.    Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the Schedule of Holders attached hereto as Exhibit B, and (ii) if to the Company, at the address of its principal corporate offices (attention: Krysta De Lima), with a copy to Sean Jones, K&L Gates LLP, 300 South Tryon Street, Suite 1000, Charlotte, North Carolina 28202 (which copy shall not be deemed to constitute notice to the Company) or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

17.    Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware.

18.    Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

19.    Counterparts. This Warrant may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

20.    Amendment. No amendment, waiver, consent, modification or termination of any provision of this Agreement shall be effective unless signed in writing by each of the parties hereto and each other Holder, if any, to which this Warrant may have been validly transferred pursuant to the terms set forth herein.

21.    Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Page Follows]

NEXTDECADE CORPORATION
By:
Matthew Schatzman
Chief Executive Officer

[Signature Page to Warrant Agreement]

EXHIBIT A

NOTICE OF EXERCISE

To:         NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Attention: [●]

1.    The undersigned hereby elects to purchase shares of Common Stock of NextDecade Corporation (the “Shares”) pursuant to the terms of the attached Warrant.

2.    The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3.    Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

Exhibit A-1

EXHIBIT B

SCHEDULE OF HOLDERS

[___________________]

[___________________]

[___________________]

with a copy to (which shall not be deemed to constitute notice to the Holder) to:

[___________________]

[___________________]

[___________________]

Exhibit B-1

APPENDIX C

2017 Equity Plan Amendment

AMENDMENT OF THE
NEXTDECADE CORPORATION
2017 OMNIBUS INCENTIVE PLAN

This Amendment (“Amendment”) of the 2017 Omnibus Incentive Plan, as amended from time to time (the “Plan”) of NextDecade Corporation, a Delaware corporation (the “Company”), is adopted by the Company April 19, 2021, subject to approval by the Company’s stockholders (the “Stockholders”).

WHEREAS, the Company maintains the Plan;

WHEREAS, under Section 16.2 of the Plan, the Company’s Board of Directors (the “Board”) may amend the Plan at any time, contingent on approval of the Stockholders, to the extent the Board deems necessary.

WHEREAS, the Board has determined that it is in the best interests of the Company to (1) increase the authorized number of shares available for issuance under the Plan and (2) remove a provision limiting the number of shares subject to certain types of awards issued under the Plan to any one participant during a calendar year.

NOW, THEREFORE, the Plan is hereby amended as follows, subject to approval of the Stockholders:

1.	Section 4.1 of the Plan is deleted in its entirety and replaced with the following:

“4.1     Number of Shares Reserved. Subject to adjustment as provided in Section 4.5 hereof, the total number of Shares of Common Stock that are reserved for issuance under the Plan (the “Share Reserve”) shall equal (a) 5,262,461 shares of Common Stock, plus (b) effective April 19, 2021 (subject to stockholder approval), 10,000,000. All such sum of shares may be issued as Incentive Stock Options. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided, however, that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.”

2.	Section 4.3 of the Plan is deleted in its entirety and replaced with the following:

“4.3     [RESERVED]”

3.	In order to remove reference to Section 4.3, clause (i) of Section 4.5 of the Plan is deleted in its entirety and replaced with the following:

“(i) the maximum number and kind of shares of Common Stock provided in Sections 4.1 and 4.4 hereof,”

4.

The Plan, as amended hereby, and all other documents, instruments, and agreements executed or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

[Signature page follows.]

C-1

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of NextDecade Corporation on April 19, 2021.

NEXTDECADE CORPORATION

By:
Name:	Krysta De Lima
Title:	General Counsel and Corporate Secretary

*          *          *          *          *

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was approved by the stockholders of NextDecade Corporation on ____________________, 2021.

NEXTDECADE CORPORATION

By:
Name:	Krysta De Lima
Title:	General Counsel and Corporate Secretary

C-2

NEXTDECADE

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/NEXT** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-892-1461** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	You must register to attend the meeting online and/or participate at www.proxydocs.com/NEXT

NextDecade Corporation

Annual Meeting of Stockholders

For Stockholders as of record on [ ]

TIME:[ ], 2021 [ ], Central Daylight Time **PLACE:** Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/NEXT for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Matthew K. Schatzman and Krysta De Lima (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

NextDecade Corporation

Annual Meeting of Stockholders

Please make your marks like this: X Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 6
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors					
		FOR	AGAINST	ABSTAIN		
	1.01 Matthew Schatzman, Class A Director	☐	☐	☐		FOR
	1.02 Taewon Jun, Class A Director	☐	☐	☐		FOR
	1.03 Avinash Kripalani, Class A Director	☐	☐	☐		FOR
	1.04 William Vrattos, Class A Director	☐	☐	☐		FOR
	1.05 Edward Andrew Scoggins, Jr., Class C Director	☐	☐	☐		FOR
		FOR	AGAINST	ABSTAIN		
2	To approve the potential issuance of a number of shares of common stock greater than 19.99% of outstanding common stock underlying Series C Preferred Stock and Series C Warrants in compliance with Nasdaq Stock Market Rule 5635(d).	☐	☐	☐		FOR
3.	To amend the Company's 2017 Omnibus Incentive Plan to increase the number of shares available under such plan and remove certain individual limits on shares issuable during a calendar year.	☐	☐	☐		FOR
4.	To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
5.	To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to the Company's named executive officers.	☐	☐	☐	☐	1 YEAR
		FOR	AGAINST	ABSTAIN		
6.	To ratify the reappointment of Grant Thornton LLP as the Company's independent registered public accountants and auditors for the fiscal year ending December 31, 2021.	☐	☐	☐		FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/NEXT

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date Signature (if held jointly) Date